As filed with the Securities and Exchange Commission on August 23, 2001

                                                    1933 Act File No. 333-63956
                                                    1940 Act File No. 811-4537

                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-2
                        (Check appropriate box or boxes)

[X]      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]      Pre-Effective Amendment No. _________

[X]      Post-Effective Amendment No. 1

                                      and

[X]      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]      Amendment No. 16

                        Liberty All-Star Growth Fund, Inc.
         Exact Name of Registrant as Specified in Articles of Incorporation

                   600 Atlantic Avenue, Federal Reserve Plaza
                           Boston, Massachusetts 02210
                     Address of Principal Executive Offices
                     (Number, Street, City, State, Zip Code)

                                 617-722-6000
               Registrant's Telephone Number, including Area Code


           William J. Ballou                         Jeremiah J. Bresnahan
              Secretary                              Bingham Dana LLC
     Liberty All-Star Growth Fund, Inc.              150 Federal Street
        One Financial Center                         Boston, MA 02110
          Boston, MA 02111

           Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

   It is proposed that this filing will become effective (check appropriate box)

[X] when declared effective pursuant to section 8(c)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 486
[ ] on (date) pursuant to paragraph (b) of Rule 486
[ ] 60 days after  filing  pursuant  to  paragraph  (a) of Rule 486
[_] on(date) pursuant to paragraph (a) of Rule 486

     [_] This  post-effective  amendment  designates a new effective  date for a previously filed registration statement.
     [_] The Form is filed to  register  additional  securities  for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement is
         --------.


                                                PROPOSED                  PROPOSED
TITLE                                           MAXIMUM                   MAXIMUM            AMOUNT OF
OF SECURITIES             AMOUNT                OFFERING PRICE            AGGREGATE          REGISTRATION
BEING REGISTERED          BEING REGISTERED(1)   PER UNIT                  OFFERING PRICE(1)  FEE(2)
----------------          -------------------   --------------            --------------     -------------
Common Stock              2,137,620              $9.44                   $20,179,132          $5,045

(1)  Previously registered.
(2)  Previously paid.

16,942,250 Rights for 2,117,781 Shares
LIBERTY ALL-STAR GROWTH FUND, INC.
Common Stock
Supplement dated August 23, 2001 to Prospectus dated August 7, 2001

Suspension and Recommencement of Offering. In accordance with an undertaking required by the Securities and Exchange Commission, the Fund temporarily suspended the Offering as of the close of business on August 21, 2001 because of a greater than 10% decline in net asset value per Share from the time of effectiveness of the Prospectus. Upon effectiveness of the Prospectus, the net asset value per Share was $9.02. At the close of business on August 21, the net asset value per Share was $8.07. This represents a decline of 10.5%. The Offer recommenced on August 23, 2001 as of the time of effectiveness of this supplement.

Change in Estimated Subscription Price. The Fund announced the terms of the Offer before the opening of trading on the New York Stock Exchange on June 21, 2001. The net asset value per Share at the close of business on June 20, 2001 and August 21, 2001 was $9.09 and $8.07, respectively, and the last reported sale price on such Exchange on those dates was $9.45 and $8.13, respectively.


                Subscription Price(1)   Sales Load     Proceeds to Fund(2)
Per Share...      $7.67                     NONE            $7.67
Total......      $16,243,380                NONE       $16,243,380

(1) Estimate based on an assumed Subscription Price of 95% of the net asset value on August 21, 2001
(2)  Before deduction of expenses payable by the Fund, estimated at $150,000.

All references to the estimated Subscription Price in the Prospectus are revised accordingly.

Subscriptions Made Prior to Suspension. The temporary suspension of the Offering does not require that Shareholders who previously subscribed for Shares take any action. Such subscription requests will continue to be processed as submitted. However, these Shareholders have the right if they choose to cancel their subscription requests by written request via U.S. mail. Shareholders who exercised their subscription rights through securities brokers and wish to cancel should submit their cancellation requests to those brokers who will then notify the Fund. All other cancellation requests should be mailed to the Subscription Agent at the following address:

                EquiServe
                Attn:  Corporate Actions
                P.O. Box 43025
                Providence, RI  02940-3025

Subscription cancellation requests must be received by the close of business on the Expiration Date and must include the following information: 1) Full name of registered Shareholder; 2) telephone contact information for Shareholder; and 3) total number of Shares subscribed for in Shareholders Subscription Certificate. In addition, Shareholders required to provide signature guarantees with their Subscription Certificates also must provide them with their cancellation requests. Any subscription requests that are not properly revoked will be deemed to be valid and processed accordingly.

Length of Subscription Period and Other Dates. As of the date of this supplement, the length of the Subscription Period, the Expiration Date, the Pricing Date, the deadline for payment of subscriptions, the confirmation date for subscriptions and the deadline for unpaid balances are not expected to change as a result of the suspension. However, the Fund reserves the right to extend the Subscription Period and these other related dates as described in the Prospectus.

No Other Changes. Except as described in this supplement, the terms of the Offering and all other information concerning the Fund described in the Prospectus remain unchanged.

16,942,250 RIGHTS FOR 2,117,781 SHARES

                       LIBERTY ALL-STAR GROWTH FUND, INC.

                                  COMMON STOCK

    Liberty All-Star Growth Fund, Inc. ("All-Star" or the "Fund") is offering rights (the "Rights") to its shareholders (the "Offer"). These Rights will allow you to subscribe for new shares of common stock of All-Star (the "Shares"). For every eight Rights that you receive, you may buy one new All-Star share. You will receive one Right for each outstanding All-Star share you own on August 6, 2001 (the "Record Date"). Fractional shares will not be issued upon the exercise of the Rights. Accordingly, shares may be purchased only pursuant to the exercise of Rights in integral multiples of eight. Also, shareholders on the Record Date may purchase shares not acquired by other shareholders in this Rights offering, subject to limitations discussed in this prospectus. The Rights are not transferable and will not be admitted for trading on the New York Stock Exchange. See "The Offer." THE SUBSCRIPTION PRICE PER SHARE WILL BE 95% OF THE LOWER OF (i) THE LAST REPORTED SALE PRICE ON THE NEW YORK STOCK EXCHANGE ON SEPTEMBER 11, 2001 (the "Pricing Date") OF A SHARE OF ALL-STAR, OR (ii) THE NET ASSET VALUE OF A SHARE OF ALL-STAR ON THAT DATE.

    THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 10, 2001 (the "Expiration Date"). SINCE THE CLOSE OF THE OFFERING ON THE EXPIRATION DATE IS PRIOR TO THE PRICING DATE, SHAREHOLDERS WHO CHOOSE TO EXERCISE THEIR RIGHTS WILL NOT KNOW THE SUBSCRIPTION PRICE PER SHARE AT THE TIME THEY EXERCISE SUCH RIGHTS.

    FOR ADDITIONAL INFORMATION, PLEASE CALL GEORGESON SHAREHOLDER
COMMUNICATIONS INC. (THE "INFORMATION AGENT") TOLL FREE AT (888) 420-8683.

    All-Star is a multi-managed diversified, closed-end management investment company that allocates its portfolio assets on an approximately equal basis among several independent investment organizations (currently three in number) ("Portfolio Managers") having different investment styles recommended and monitored by Liberty Asset Management Company, All-Star's fund manager. All-Star's investment objective is to seek long term capital appreciation. It seeks its investment objective through investment primarily in a diversified portfolio of equity securities. An investment in All-Star is not appropriate for all investors. No assurances can be given that All-Star's investment objective will be achieved. FOR A DISCUSSION OF CERTAIN RISK FACTORS AND SPECIAL CONSIDERATIONS WITH RESPECT TO OWNING SHARES OF ALL-STAR, SEE "SPECIAL CONSIDERATIONS AND RISK FACTORS" BEGINNING ON PAGE 20 AND "INVESTMENT OBJECTIVE, POLICIES AND RISKS" BEGINNING ON PAGE 23 OF THIS PROSPECTUS.

    The address of All-Star is Federal Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts 02210-2214 and its telephone number is 1-800-542-3863. All-Star's shares are listed on the New York Stock Exchange under the symbol "ASG."

    All-Star announced the terms of the Offer before the opening of trading on the New York Stock Exchange on June 21, 2001. The net asset value per share of common stock of All-Star at the close of business on June 20, 2001 and August 6, 2001 was $9.09 and $8.89, respectively, and the last reported sale price of a share on such Exchange on those dates was $9.45 and $9.20, respectively.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

                                                     SUBSCRIPTION PRICE(1)   SALES LOAD   PROCEEDS TO ALL-STAR(2)
Per share..........................................          $8.45           NONE               $17,895,249
Total..............................................          $8.45           NONE               $17,895,249

(1) Estimated based on an assumed Subscription Price of 95% of the net asset value on August 6, 2001.

(2) Before deduction of expenses payable by All-Star, estimated at $150,000.

    SHAREHOLDERS WHO DO NOT EXERCISE THEIR RIGHTS SHOULD EXPECT THAT THEY WILL, AT THE COMPLETION OF THE OFFER, OWN A SMALLER PROPORTIONAL INTEREST IN THE FUND THAN IF THEY EXERCISED THEIR RIGHTS. AS A RESULT OF THE OFFER YOU MAY EXPERIENCE AN IMMEDIATE DILUTION OF THE AGGREGATE NET ASSET VALUE OF YOUR SHARES, WHICH UNDER CERTAIN CIRCUMSTANCES, COULD BE SUBSTANTIAL. This is because the Subscription Price per share and/or the net proceeds to All-Star for each new share sold will be less than All-Star's net asset value per share on the Expiration Date. All-Star cannot state precisely the extent of this dilution at this time because it does not know what the net asset value or market price per share will be when the Offer expires or what proportion of the Rights will be exercised.

    THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION THAT A SHAREHOLDER OUGHT TO KNOW BEFORE EXERCISING HIS OR HER RIGHTS. INVESTORS ARE ADVISED TO READ AND RETAIN IT FOR FUTURE REFERENCE. A STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 7, 2001 HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE IN ITS ENTIRETY INTO THIS PROSPECTUS. THE TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION APPEARS ON PAGE 32 OF THIS PROSPECTUS, AND A COPY IS AVAILABLE AT NO CHARGE BY CALLING THE INFORMATION AGENT AT (888) 420-8683.

                 The date of this Prospectus is August 7, 2001.

                               PROSPECTUS SUMMARY

    This summary highlights some information that is described more fully elsewhere in this Prospectus. It may not contain all of the information that is important to you. To understand the Offer fully, you should read the entire document carefully, including the risk factors.

PURPOSE OF THE OFFER

    The Board of Directors of All-Star has determined that it would be in the best interest of All-Star and its shareholders to increase the assets of All-Star available for investment so that it may be in a better position to take advantage of investment opportunities that may arise. The Offer seeks to reward existing shareholders in All-Star by giving them the opportunity to purchase additional Shares at a price below market and/or net asset value and without incurring any brokerage commissions. See "The Offer-Purpose of the Offer."

    The Board of Directors believes that a larger number of outstanding Shares could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Fund's shares on the New York Stock Exchange ("NYSE").

IMPORTANT TERMS OF THE OFFER

Total number of shares available for primary
  subscription...............................  2,117,781 Shares

Number of Rights you will receive for each
  outstanding Share you own on the Record
  Date.......................................  One Right for every one Share

Number of Shares you may purchase with your
  Rights at the Subscription Price per
  Share......................................  One Share for every eight Rights

Subscription Price...........................  95% of the lower of (i) the last reported sale price on the NYSE on September 11, 2001
                                               (the "Pricing Date") of a share of common
                                               stock of All-Star, or (ii) the net asset
                                               value of a Share of All-Star on the Pricing
                                               Date.

                 Shareholders' inquiries should be directed to:
                   Georgeson Shareholder Communications Inc.
                                 (888) 420-8683

 OVER-SUBSCRIPTION PRIVILEGE

     The right to acquire during the Subscription Period at the Subscription Price one additional Share for each eight Rights held is hereinafter referred to as the "Primary Subscription." Shareholders on the Record Date who fully exercise all Rights issued to him or her (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) are entitled to subscribe for Shares which were not otherwise subscribed for by others on Primary Subscription (the "Over-Subscription Privilege"). For purposes of determining the maximum number of Shares a shareholder may acquire pursuant to the Offer, broker-dealers whose Shares are held of record by Cede & Co., Inc. ("Cede"), nominee for Depository Trust Company, or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee. If enough Shares are available, all shareholder requests to buy Shares that were not bought by other Rights holders will be honored in full. If the requests for

 Shares exceed the Shares available, the available Shares will be allocated pro rata among those shareholders on the Record Date who over-subscribe based on the number of Rights originally issued to them by the Fund. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed under "The Offer--Over-Subscription Privilege."

 METHOD FOR EXERCISING RIGHTS

     Except as described below, subscription certificates evidencing the Rights ("Subscription Certificates") will be sent to shareholders on the Record Date ("Record Date Shareholders") or their nominees. If you wish to exercise your Rights, you may do so in the following ways:

     (1) Complete and sign the Subscription Certificate. Mail it in the envelope provided or deliver it, together with payment in full to EquiServe Trust Company, N.A. ("Subscription Agent") at the address indicated on the Subscription Certificate. Your completed and signed Subscription Certificate and payment must be received by the Expiration Date.

     (2) Contact your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a notice of guaranteed delivery ("Notice of Guaranteed Delivery") by the close of business on the third business day after the Expiration Date. A fee may be charged for this service. The Notice of Guaranteed Delivery must be received by the Expiration Date.

     Rights holders will have no right to rescind a purchase after the Subscription Agent has received payment. See "The Offer--Method of Exercise of Rights" and "The Offer--Payment for Shares."

     Since the Expiration Date is prior to the Pricing Date, shareholders who choose to exercise their Rights will not know at the time they exercise such Rights what the purchase price for Shares acquired pursuant to such exercise will be. Shareholders will have no right to rescind their subscription after receipt of their payment for Shares by the Subscription Agent. Subscription payments will be held by the Subscription Agent pending completion of the processing of the subscription. No interest thereon will be paid to subscribers.

     The Rights are not transferable. Therefore, only the underlying Shares, and not the Rights, will be admitted for trading on the NYSE. Since fractional shares will not be issued on exercise of Rights, shareholders who receive, or are left with, fewer than eight Rights will be unable to exercise such Rights and will not be entitled to receive any cash in lieu of unexercised rights.

     SHAREHOLDERS' INQUIRIES ABOUT THE OFFER SHOULD BE DIRECTED TO THEIR BROKER, BANK OR TRUST COMPANY, OR TO:

       GEORGESON SHAREHOLDER COMMUNICATIONS INC.
       1-888-420-8683

 IMPORTANT DATES TO REMEMBER

     Please note that the dates in the table below may change if the Offer is extended.

EVENT                                                  DATE
Record Date..........................................  August 6, 2001
Subscription Period..................................  August 10, 2001 through
                                                       September 10, 2001*
Expiration Date (Deadline for delivery of
Subscription Certificate together with payment of
estimated Subscription Price or for delivery of
Notice of Guaranteed Delivery).......................  September 10, 2001
Pricing Date.........................................  September 11, 2001
Deadline for payment of final Subscription Price
pursuant to Notice of Guaranteed Delivery............  September 13, 2001
Confirmation to Registered Shareholders..............  September 24, 2001
For Registered Shareholders' Subscriptions--deadline
for payment of unpaid balance if final Subscription
Price is higher than Estimated Subscription Price....  October 4, 2001

 ---------------------------------

     * Unless the Offer is extended.

 OFFERING FEES AND EXPENSES

     Offering expenses incurred by the Fund are estimated to be $150,000.

 RESTRICTIONS ON FOREIGN SHAREHOLDERS

     Record date Shareholders whose record addresses are outside the United States will receive written notice of the Offer; however, Subscription Certificates will not be mailed to such shareholders. The Rights to which those Subscription Certificates relate will be held by the subscription agent for such foreign Record Date Shareholders' accounts until instructions are received in writing with payment to exercise the Rights. If no such instructions are received by the Expiration Date, such Rights will expire. See "Subscription Agent".

 INFORMATION ABOUT ALL-STAR

     All-Star is a multi-managed diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act") that allocates its assets on an approximately equal basis among a number of independent investment management organizations (currently three in number) each having a different investment style. See "The Multi-Manager Concept." All-Star's investment objective is to seek long-term capital appreciation. It seeks its objective through investment primarily (at least 65% of total assets under normal conditions) in a diversified portfolio of equity securities. The portion of All-Star's portfolio not invested in equity securities (not more than 35% of total assets under normal conditions) is generally invested in U.S. Government Securities, repurchase agreements with respect thereto, and certain money market mutual funds. See "Investment Objective, Policies and Risks."

     All-Star commenced investment operations in March 1986 under the name "Growth Stock Outlook Trust, Inc." (see "History of the Fund" below). Its outstanding shares of Common Stock are listed and traded on the NYSE (Symbol "ASG"). The average weekly trading volume of the shares on the NYSE during the year ended December 31, 2000 was 198,202 shares. As of August 6, 2001, All-Star's net assets were $150,584,102, and 16,942,250 Shares of All-Star were issued and outstanding.

 INFORMATION ABOUT LIBERTY ASSET MANAGEMENT COMPANY

     Liberty Asset Management Company ("LAMCO" or "Fund Manager") provides selection, evaluation and monitoring services to All-Star and is responsible for the provision of administrative services to the Fund, some of which are delegated to LAMCO's affiliate, Colonial Management Associates, Inc. ("Colonial"). See "Management of All-Star" for the fees paid by the Fund to LAMCO and by LAMCO to the Portfolio Managers. Since the fees of LAMCO and the Portfolio Managers are based on the average weekly net assets of All-Star, LAMCO and the Portfolio Managers will benefit from the Offer. See "Management of All-Star." As of May 31, 2001, LAMCO managed over $1.4 billion in assets.

     LAMCO, organized in 1985, is an indirect wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"). Liberty Financial is a direct majority owned subsidiary of LFC Management Corporation, which in turn is a direct wholly owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct wholly owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly owned subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual"). As of June 30, 2001, LFC Management Corporation owned 70.46% of the common stock of LFC and the balance is held by the public and listed on the New York Stock Exchange. LFC is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the United States, organized under the laws of Massachusetts in 1912. The principal business activities of Liberty Mutual's subsidiaries other than LFC are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. The principal executive offices of LFC Management Corporation, Liberty Corporate Holdings, Inc., and LFC Holdings, Inc., Liberty Mutual and Liberty Mutual Equity Corporation are located at 175 Berkeley Street, Boston, Massachusetts 02117.

     On June 4, 2001 Liberty Financial announced that Fleet National Bank has agreed to acquire Liberty Financial's asset management business, including LAMCO. Fleet National Bank is an indirect wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. The closing of the proposed transaction is expected to take place during the second half of 2001 and is subject to a number of conditions, including approval by the shareholders of Liberty Financial. Consummation of the acquisition by Fleet is subject to a number of contingencies, including regulatory approvals and approval of the shareholders of Liberty Financial. Under the rules for mutual funds the transaction may result in a change of control for LAMCO and, therefore, an assignment of the Funds' investment advisory and sub-advisory agreements with LAMCO and the Funds' respective Portfolio Managers, which requires, among other things, a shareholder vote under the 1940 Act. Consequently, it is anticipated that LAMCO will seek approval of new agreements from the Funds' shareholders prior to consummation of the acquisition, which is expected to close in the second half of 2001.

 SPECIAL CONSIDERATIONS AND RISK FACTORS

     The following summarizes some of the matters that you should consider before investing in All-Star through the Offer.

Dilution.............................  Shareholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than if they
                                       exercised their Rights. As a result of the Offer you may
                                       experience an immediate dilution of the aggregate net asset value of your shares, which, under certain circumstances,
                                       may be substantial. This is because the Subscription Price per share and/or the net proceeds to the Fund for each new share sold will be less than the Fund's net asset value per share on the Expiration Date. Although it is not possible to state precisely the amount of such dilution because it is
                                       not known at this time how many shares will be subscribed
                                       for or what the net asset value or market price per share
                                       will be on the Pricing Date, All-Star estimates that such
                                       dilution should not be substantial. For example, if
                                       All-Star's Shares are trading at a premium from their net
                                       asset value of 0.25% (the average premium for the five-month period ended May 31, 2001), and assuming all Rights are
                                       exercised, the Subscription Price would be 5% below
                                       All-Star's net asset value per share, resulting in a
                                       reduction of such net asset value of approximately $0.06 per share, or less than 0.7%. See "Risk Factors and Special
                                       Considerations--Dilution."

Distributions........................  All-Star currently has a policy of paying distributions on its Shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of its net asset value at the close of the NYSE on the Friday prior to each quarterly declaration date. These fixed
                                       distributions, which are not related to All-Star's net
                                       investment income or net realized capital gains or losses, will be treated as ordinary dividend income up to the amount of All-Star's current and accumulated earnings and profits.
                                       If, for any calendar year, the total distributions made
                                       under the 10% pay-out policy exceed All-Star's net
                                       investment income and net realized capital gains, the excess will be treated as a tax-free return of capital to each
                                       shareholder (up to the amount of the shareholder's basis in his or her shares) and thereafter as gain from the sale of shares. The amount treated as a tax-free return of capital will reduce the shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or
                                       reducing his or her potential loss on the subsequent sale of his or her shares.

                                       All-Star may, in the discretion of the Board of Directors, retain for reinvestment, and not distribute, net long-term capital gains in excess of net short-term capital losses
                                       ("net capital gain") for any year to the extent that its net investment income and net realized gains exceed the minimum amount required to be distributed for such year under the
                                       10% pay-out policy, although All-Star reserves the right to distribute such excess. Retained net capital gain will be
                                       taxed to both All-Star and the shareholders as long-term
                                       capital gains; however, each shareholder will be able to
                                       claim a proportionate share of the federal income tax paid by All-Star as a credit against his or her own federal
                                       income tax liability and will be entitled to increase the
                                       adjusted tax basis in his or her shares by the difference
                                       between the amount taxed and the credit. See "Distributions;
                                       Automatic Dividend Reinvestment and Cash Purchase Plan."

Closed-end fund discounts............  Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets
                                       attributable to those shares. The possibility that Shares of
                                       All-Star will trade at a discount from net asset value is a risk separate and distinct from the risk that All-Star's net asset value will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount is more
                                       pronounced for investors who wish to sell their shares in a relatively short period of time because, for those
                                       investors, realization of a gain or loss on their
                                       investments is likely to be more dependent upon the
                                       existence of a premium or discount than upon portfolio
                                       performance. See "Share Price Data."

Anti-takeover Provisions.............  All-Star's Articles of Incorporation and By-laws have provisions (commonly referred to as "anti-takeover
                                       provisions") which are intended to have the effect of
                                       limiting the ability of other entities or persons to acquire control of All-Star, to cause it to engage in certain
                                       transactions, or to modify its structure. For instance, the affirmative vote of 66 2/3 percent of the shares of the Fund is required to authorize All-Star's conversion from a
                                       closed-end to an open-end investment company. A similar
                                       shareholder vote is required to authorize a merger, sale of a substantial part of the assets, issuance of securities for cash, or similar transaction with a person beneficially
                                       owning five percent or more of All-Star's Shares, unless
                                       approved by All-Star's Board of Directors under certain
                                       conditions. These provisions cannot be amended without a
                                       similar super-majority vote. In addition, All-Star's Board of Directors is divided into three classes, each of which
                                       has a term of three years and only one of which is elected at each annual meeting of shareholders. See "Description of
                                       Shares--Anti-takeover Provisions of the Articles of
                                       Incorporation and By-laws; Super-majority Vote Requirement for Conversion to Open-End Status."

Repurchase...........................  You will be free to dispose of your Shares on the NYSE or other markets on which the Shares may trade, but, because
                                       the Fund is a closed-end fund, you do not have the right to redeem your Shares.

     You should carefully consider your ability to assume the foregoing risks before making an investment in the Fund. An investment in shares of the Fund is not appropriate for all investors.

                                    EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

    These are the expenses that an investor incurs when buying shares of All-Star, whether in this Offer, in the open-market or through All-Star's Automatic Dividend Reinvestment and Cash Purchase Plan, as amended ("Plan").

Sales Load...............................  None(l)

Automatic Dividend Reinvestment and Cash   $1.25 per voluntary cash investment
  Purchase Plan Fees.....................

(1) No sales load or commission will be payable in connection with this Offer. Purchases of shares through brokers in secondary market transactions are subject to brokers' commissions and charges.

ANNUAL EXPENSES (as a percentage of net assets attributable to Common Stock)

Management and Administrative Fees..........................    1.00%

Other Expenses..............................................    0.24%
                                                                ----

Total Annual Expenses.......................................    1.24%

EXAMPLE: You would pay the following expenses on an investment (at net asset value) of $1,000, assuming a 5% annual return.

1 YEAR                  3 YEARS    5 YEARS    10 YEARS
------                  -------    -------    --------
13.......$...             $39        $68        $150

    THESE FIGURES ARE INTENDED TO ILLUSTRATE THE EFFECT OF ALL-STAR'S EXPENSES, BUT ARE NOT MEANT TO PREDICT ITS FUTURE RETURNS AND EXPENSES, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

    The purpose of the above tables is to assist investors in understanding the various costs and expenses that an investor in All-Star will bear directly or indirectly. The numbers shown under the ANNUAL EXPENSES table are projections based on All-Star's actual expenses for the year ended December 31, 2000, and on its projected net assets assuming the Offer is fully subscribed for at an assumed Subscription Price of $8.45 per share. See "Financial Highlights" for All-Star's actual ratio of expenses to average net assets for the year ended December 31, 2000.

                              FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last ten fiscal years. Certain information reflects financial results from a single Fund Share. The information for the fiscal years ended December 31, 1999 and December 31, 2000 has been audited by PricewaterhouseCoopers LLP, independent accountants. The information included in the Fund's financial statements for periods prior to 1999 had been audited by KPMG LLP, independent auditors, whose report expressed an unqualified opinion on those financial statements and financial highlights. The report of PricewaterhouseCoopers LLP, together with the financial statements of the Fund, are included in the Fund's December 31, 2000 Annual Report and are incorporated by reference into the Statement of Additional Information (see cover page).

                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                   ----------------------------------------------------
                                                     2000       1999       1998       1997       1996
                                                   --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year.............   $13.44    $ 13.03    $ 12.89    $ 11.27     $10.55
                                                    ------    -------    -------    -------     ------
Income from Investment Operations:
  Net investment income (loss)...................    (0.09)     (0.05)     (0.03)     (0.02)      0.01
  Net realized and unrealized gains (losses) on
    investments..................................    (1.15)      1.83       1.73       2.88       1.86
                                                    ------    -------    -------    -------     ------
Total from Investment Operations.................    (1.24)      1.78       1.70       2.86       1.87
                                                    ------    -------    -------    -------     ------

Less Distributions from:
  Net investment income..........................       --         --         --         --      (0.01)
  Paid-in capital................................    (0.05)        --      (0.83)        --         --
  Realized capital gains.........................    (1.22)     (1.23)     (0.52)     (1.24)     (1.01)
  In excess of realized capital gains............    (0.07)        --         --         --         --
                                                    ------    -------    -------    -------     ------
Total Distributions..............................    (1.34)     (1.23)     (1.35)     (1.24)     (1.02)
                                                    ------    -------    -------    -------     ------
Change due to rights offering (a)................       --         --      (0.21)        --         --
Impact of shares issued in dividend reinvestment
  (b)............................................       --      (0.14)        --         --      (0.13)
                                                    ------    -------    -------    -------     ------
Total Distributions, Reinvestments and Rights
  Offering.......................................    (1.34)     (1.37)     (1.56)     (1.24)     (1.15)
                                                    ------    -------    -------    -------     ------
Net asset value at end of year...................   $10.86    $ 13.44    $ 13.03    $ 12.89     $11.27
                                                    ======    =======    =======    =======     ======
Market price at end of year......................   $9.438    $10.813    $11.438    $11.938     $9.250
                                                    ======    =======    =======    =======     ======

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (C)
Based on net asset value.........................     (9.1)%     15.9%      15.3%      27.3%      18.3%
Based on market price............................     (1.8)%      6.2%       9.3%      43.6%       9.3%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions).............   $  180    $   219    $   199    $   167     $  137
Ratio of expenses to average net assets..........     1.21%      1.20%      1.22%      1.20%      1.35%
Ratio of net investment income (loss) to average
  net assets.....................................    (0.71)%    (0.37)%    (0.22)%    (0.18)%     0.06%
Portfolio turnover rate..........................       62%        71%        33%        57%        51%

------------------------

(a) Effect of Fund's rights offering for shares at a price below net asset value.

(b) Effect of payment of a portion of distributions in newly issued shares valued at a discount from net asset value.

(c) Calculated assuming all distributions reinvested at the actual reinvestment price and all primary rights exercised.

                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------
                                                       1995       1994       1993       1992       1991
                                                     --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year...............   $ 9.95     $10.54    $ 10.28     $10.40     $ 9.90
                                                      ------     ------    -------     ------     ------
Income from Investment Operations:
  Net investment income (loss).....................     0.31       0.23       0.18       0.29       0.44
  Net realized and unrealized gains (losses) on
    investments....................................     1.05      (0.24)      0.56       0.03       0.71
                                                      ------     ------    -------     ------     ------
Total from Investment Operations...................     1.36      (0.01)      0.74       0.32       1.15
                                                      ------     ------    -------     ------     ------

Less Distributions from:
  Net investment income............................    (0.31)     (0.23)     (0.18)     (0.30)     (0.44)
  Paid-in capital..................................       --         --         --         --         --
  Realized capital gains...........................    (0.45)     (0.35)     (0.30)     (0.14)     (0.21)
  In excess of realized capital gains..............       --         --         --         --         --
                                                      ------     ------    -------     ------     ------
Total Distributions................................    (0.76)     (0.58)     (0.48)     (0.44)     (0.65)
                                                      ------     ------    -------     ------     ------
Change due to rights offering (a)..................       --         --         --         --         --
Impact of shares issued in dividend reinvestment
  (b)..............................................       --         --         --         --         --
                                                      ------     ------    -------     ------     ------
Total Distributions, Reinvestments and Rights
  Offering.........................................    (0.76)     (0.58)     (0.48)     (0.44)     (0.65)
                                                      ------     ------    -------     ------     ------
Net asset value at end of year.....................   $10.55     $ 9.95    $ 10.54     $10.28     $10.40
                                                      ======     ======    =======     ======     ======
Market price at end of year........................   $9.375     $8.500    $10.250     $10.00     $10.00
                                                      ======     ======    =======     ======     ======

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (C)
Based on net asset value...........................     14.6%       0.5%       7.2%       3.2%      11.9%
Based on market price..............................     19.3%     (11.7)%      7.2%       4.4%       3.9%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)...............   $  120     $  113    $   125     $  123     $  125
Ratio of expenses to average net assets............     1.42%      1.51%      1.35%      1.33%      1.31%
Ratio of net investment income (loss) to average
  net assets.......................................     2.87%      2.12%      1.71%      2.80%      4.17%
Portfolio turnover rate............................       82%        50%        47%        19%        25%

------------------------

(a) Effect of Fund's rights offering for shares at a price below net asset value.

(b) Effect of payment of a portion of distributions in newly issued shares valued at a discount from net asset value.

(c) Calculated assuming all distributions reinvested at the actual reinvestment price and all primary rights exercised.

                                SHARE PRICE DATA

    Trading in All-Star's Shares on the NYSE commenced on March 14, 1986. For the two years ended December 31, 2000 and the quarters ended March 31, 2001 and June 30, 2001, the high and low sales prices for All-Star's shares, as reported in the consolidated transaction reporting system, and the highest discount from or premium to net asset value per share and the net asset value on the day or days when the shares traded at such high and low sales prices, were as follows:

                                                               DISCOUNT                               DISCOUNT
                                                               FROM OR                                FROM OR
                                                              PREMIUM TO                             PREMIUM TO
                                    HIGH SALES   NET ASSET    NET ASSET     LOW SALES   NET ASSET    NET ASSET
                                      PRICE        VALUE        VALUE         PRICE       VALUE        VALUE
                                    ----------   ---------   ------------   ---------   ---------   ------------
1999
1st Quarter.......................    $11.938     $13.35        -10.6%       $10.125     $12.22        -17.1%
2nd Quarter.......................    $11.500     $13.06        -11.9%       $10.375     $12.47        -16.8%
3rd Quarter.......................    $11.438     $12.73        -10.1%       $ 9.688     $11.55        -16.1%
4th Quarter.......................    $10.938     $13.49        -18.9%       $ 9.313     $11.15        -16.5%

2000
1st Quarter.......................    $11.563     $14.34        -19.4%       $ 9.875     $12.81        -22.9%
2nd Quarter.......................    $12.125     $14.41        -15.9%       $ 9.875     $12.77        -22.7%
3rd Quarter.......................    $12.563     $14.23        -11.7%       $11.438     $13.58        -15.8%
4th Quarter.......................    $12.375     $13.61         -9.1%       $ 9.125     $10.68        -14.6%

2001
1st Quarter.......................    $10.910     $10.90          0.1%       $  8.00     $ 8.34         -4.1%
2nd Quarter.......................    $10.280     $ 9.83          1.9%       $  7.95     $ 7.62          5.1%

    All-Star's Shares have frequently traded at a discount from their net asset value. Certain features of and steps taken by All-Star may have tended to reduce the discount from net asset value at which its Shares might otherwise have traded, although All-Star is not able to determine what effect, if any, these various features and steps may have had. All-Star's current 10% distribution policy (see "Distributions; Automatic Dividend Reinvestment and Cash Purchase Plan-10% Distribution Policy" below), begun in February, 1997, may have contributed to this effect. This trend may also have resulted in whole or in part from other factors, such as the Fund's investment performance and increased attention directed to All-Star by securities analysts and market letters.

    The net asset value of a Share of All-Star on August 6, 2001 was $8.89. The last reported sale price of an All-Star Share on that day was $9.20, representing a premium to net asset value of 3.5%.

                             INVESTMENT PERFORMANCE

    The table below shows two measures of All-Star's return to investors for the one, three and five year periods ended June 30, 2001 and from April 1, 1996 to June 30, 2001, the calendar quarter beginning April 1, 1996 being the first full calendar quarter during all of which the Fund was fully invested in accordance with LAMCO's multi-management methodology (see "History of the Fund" below).
No. 1 ("All-Star NAV") shows All-Star's investment performance based on a valuation of its Shares at net asset value ("NAV"). No. 2 ("All-Star Price") shows All-Star's investment performance based on the market price of All-Star's Shares. Both measures assume reinvestment of all of the Fund's dividends and distributions in additional shares pursuant to All-Star's Automatic Dividend Reinvestment and Cash Purchase Plan (see "Distributions; Automatic Dividend Reinvestment and Cash Purchase Plan" below).

    The Lipper Multi-Cap Growth Fund Average has been included so that the Fund's results may be compared with an unweighted average of the total return of open-end mutual funds classified as multi-cap growth funds (i.e., mutual funds having investment objectives and policies comparable to All-Star) published by Lipper Inc. The record of the NASDAQ Composite Index has also been included so that All-Star's results may be compared with those of an unmanaged group of securities widely regarded by investors as representative of growth stocks in general. The NASDAQ Composite Index is a broad based capitalization-weighted index of all NASDAQ National Market and Small Cap stocks, and the Lipper Multi-Cap Growth Fund Average information reflects the total return of the mutual funds included in the average, in each case assuming reinvestment of dividends and distributions.

                                      NO. 1 ALL-   NO. 2 ALL-    LIPPER MULTI-CAP         NASDAQ
                                       STAR NAV    STAR PRICE   GROWTH FUND AVERAGE   COMPOSITE INDEX
                                      ----------   ----------   -------------------   ---------------
1 Year..............................    -24.1%        -9.3%            -31.8%              -45.5%
3 Years.............................     -1.1%         2.8%              7.5%                4.5%
5 Years.............................      9.3%        13.3%             11.9%               12.8%
Since April 1, 1996.................      9.3%        13.2%             12.2%               13.7%

    The return shown is the average annual return for the period indicated to June 30, 2001.

    The above results represent All-Star's past performance and are not intended as a prediction of its future performance. The investment return, net asset value and market value of All-Star's Shares will fluctuate, so that such Shares when sold may be worth more or less than their original cost.

                                   THE OFFER

TERMS OF THE OFFER

    All-Star is issuing to Record Date Shareholders nontransferable Rights to subscribe for the Shares, $.10 par value per Share, of the Fund's common stock. Each such shareholder is being issued one Right for each Share of Common Stock owned on the Record Date. The Rights entitle the holder to acquire on Primary Subscription at the Subscription Price one Share for each eight Rights held. No Rights will be issued for fractional shares. Accordingly, Shares may be purchased only pursuant to the exercise of Rights in integral multiples of eight. Rights may be exercised at any time during the Subscription Period, which commences on August 10, 2001 and ends at 5:00 p.m., New York City time, on September 10, 2001, the Expiration Date.

    In addition, any shareholder who fully exercises all Rights initially issued to him or her in the Primary Subscription (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) is entitled to subscribe for Shares which were not otherwise subscribed for by others on Primary Subscription. For purposes of determining the number of Shares a shareholder may acquire pursuant to the Offer, broker-dealers whose shares are held of record on the Record Date by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under "Over-Subscription Privilege."

    The Rights are not transferable. Therefore, only the underlying Shares, and not the Rights, will be admitted for trading on the NYSE. Since fractional Shares will not be issued, shareholders who receive, or who are left with, fewer than eight Rights will be unable to exercise such Rights and will not be entitled to receive any cash in lieu of such fractional Shares.

    The Rights will be evidenced by Subscription Certificates which will be mailed to Record Date Shareholders. Rights may be exercised by completing a Subscription Certificate and delivering it, together with payment by means of
(i) a check or money order, or (ii) a Notice of Guaranteed Delivery, to the Subscription Agent during the Subscription Period. The method by which Rights may be exercised and the Shares paid for is set forth below under "Method of Exercise of Rights" and "Payment for Shares."

PURPOSE OF THE OFFER

    The Board of Directors of All-Star has determined that it would be in the best interests of All-Star and its shareholders to increase the assets of All-Star available for investment thereby permitting the Fund to be in a better position to more fully take advantage of investment opportunities that may arise, and that the potential benefits of the Offer to All-Star and its shareholders will outweigh the dilution to shareholders who do not fully exercise their Rights. The proceeds of the Offer will enable All-Star's Portfolio Managers to take advantage of perceived investment opportunities without having to sell existing portfolio holdings which they otherwise would retain. The Offer seeks to reward investors by giving existing shareholders the opportunity to purchase additional Shares at a price below market and/or net asset value and without brokerage commissions. In addition, the Offer will enhance the likelihood that All-Star will continue to have sufficient assets remaining after the distributions called for by its current 10% distribution policy to permit the Fund to maintain the current ratio of its fixed expenses to its net assets.

    All-Star's Fund Manager and Portfolio Managers will benefit from the Offer because their fees are based on the average weekly net assets of All-Star. See "Management of All-Star." It is not possible to state precisely the amount of additional compensation they will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the net proceeds of the Offer will be invested in additional portfolio securities that will fluctuate in value. Two of All-Star's Directors who voted to authorize the Offer are "interested persons," within the meaning of the 1940 Act, of LAMCO, and therefore could benefit indirectly from the Offer. The other four Directors are not "interested persons" of All-Star or LAMCO.

    All-Star may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the 1940 Act. In 1998, All-Star completed a rights offering to shareholders of 1,314,122 additional shares at a subscription price of $12.41 per Share, for proceeds to the Fund of $16,222,143 after expenses. This rights offering was oversubscribed. Under the laws of Maryland, the state in which the Fund is incorporated, the Board of Directors is authorized to approve rights offerings without obtaining shareholder approval. The staff of the Securities and Exchange Commission ("SEC") has interpreted the 1940 Act as not requiring shareholder approval of a rights offering at a price below the then current net asset value so long as certain conditions are met, including a good faith determination by the fund's board of directors that such offering would result in a net benefit to existing shareholders.

OVER-SUBSCRIPTION PRIVILEGE

    If all of the Rights initially issued in the Primary Subscription are not exercised, any Shares for which Subscriptions have not been received ("Excess Shares") will be offered, by means of the Over-Subscription Privilege, to Record Date Shareholders who have exercised all the Rights initially issued to them and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Record Date Shareholders who exercise all the Rights initially issued to them will have the opportunity to indicate on the Subscription Certificate how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Excess Shares remain, all over-subscriptions will be honored in full. If sufficient Excess Shares are not available to honor all over-subscriptions, the available Excess Shares will be allocated (subject to elimination of fractional shares) among those who over-subscribe based on the number of Rights originally issued to them by the Fund. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscriptions is distributed on a pro rata basis.

    The method by which Excess Shares will be distributed and allocated pursuant to the Over-Subscription Privilege is as follows. Excess Shares will be available for purchase pursuant to the Over-Subscription Privilege only to the extent that the maximum number of Shares is not subscribed for through the exercise of the Primary Subscription by the Expiration Date. If the Excess Shares are not sufficient to satisfy all subscriptions pursuant to the Over-Subscription Privilege, the Excess Shares will be allocated pro rata (subject to the elimination of fractional Shares) among those holders of Rights exercising the Over-Subscription Privilege, in proportion, not to the number of Shares requested pursuant to the Over-Subscription Privilege, but to the number of shares held on the Record Date; provided, however, that if this pro rata allocation results in any holder being allocated a greater number of Excess Shares than the holder subscribed for pursuant to the exercise of such holder's Over-Subscription Privilege, then such holder will be allocated only such number of Excess Shares as such holder subscribed for and the remaining Excess Shares will be allocated among all other holders exercising Over-Subscription Privileges. The formula to be used in allocating the Excess Shares is as follows:

HOLDER'S RECORD DATE POSITION
-----------------------------
Total Record Date Position of all               Excess Shares Remaining
  Oversubscribers..................  X

    The allocation process may involve a series of allocations in order to assure that the total number of Shares available for Over-Subscription is distributed on a pro rata basis. The Fund will not offer or sell any Shares which are not subscribed for under the Primary Subscription or the Over-Subscription Privilege.

THE SUBSCRIPTION PRICE

    The Subscription Price for the Shares to be issued pursuant to the Rights will be 95% of the lower of (i) the last reported sale price of a Share of All-Star on the NYSE on September 11, 2001 (the "Pricing Date"), or (ii) the net asset value of a Share of All-Star on the Pricing Date.

    All-Star announced the terms of the Offer before the opening of trading on the NYSE on June 21, 2001. The net asset value per Share of All-Star at the close of business on June 20, 2001 and on August 6, 2001 was $9.09 and $8.89, respectively, and the last reported sale price of a Share on the NYSE on those dates was $9.45 and $9.20, respectively, representing a 4.0% and a 3.5% premium, respectively, in relation to the net asset value per Share at the close of business on these dates.

EXPIRATION OF THE OFFER

    The Offer will expire at 5:00 p.m., New York City time, on September 10, 2001. Rights will expire on the Expiration Date and thereafter may not be exercised, unless the Offer is extended. Since the Expiration Date is prior to the Pricing Date, shareholders who decide to acquire Shares on Primary Subscription or pursuant to the Over-Subscription Privilege will not know, when they make such decision, what the purchase price for such Shares will be.

    Any extension, termination, or amendment of the Offer will be followed as promptly as practicable by announcement thereof, such announcement in the case of an extension to be issued no later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. The Fund will not, unless otherwise required by law, have any obligation to publish, advertise, or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

SUBSCRIPTION AGENT

    The Subscription Agent is EquiServe Trust Company, N.A., P. O. Box 43025, Providence, RI 02940-3025. EquiServe Trust Company N.A. is also the Fund's dividend paying agent, transfer agent and registrar. The Subscription Agent will receive from All-Star a fee estimated to be no more than $50,000 and reimbursement for its out-of-pocket expenses related to the Offer. INQUIRIES BY ALL HOLDERS OF RIGHTS SHOULD BE DIRECTED TO P.O. BOX 43025, PROVIDENCE, RI 02940-3025 (TELEPHONE (800) 542-3863); HOLDERS MAY ALSO CONSULT THEIR BROKERS OR NOMINEES.

INFORMATION AGENT

    Any questions or requests for assistance regarding the Offer may be directed to the Information Agent at its telephone number and address listed below:

    Georgeson Shareholder Communications Inc.
    111 Commerce Road
    Carlstadt, New Jersey 07072-2586
    Call Toll Free (888) 420-8683

    The Information Agent will receive a fee estimated at approximately $5,500 plus reimbursement for its out-of-pocket expenses.

METHOD OF EXERCISE OF RIGHTS

    Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Rights may also be exercised through a Rights holder's broker, who may charge such Rights holder a servicing fee in connection with such exercise. Fractional Shares will not be issued, and Rights holders who receive, or who are left with, fewer than eight Rights will not be able to exercise such Rights.

    Completed Subscription Certificates and related payments must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under "Payment for Shares") at the offices of the Subscription Agent at one of the addresses set forth below.

    The Subscription Certificate and payment should be sent to EQUISERVE TRUST COMPANY, N.A. by one of the following methods:

SUBSCRIPTION CERTIFICATE
DELIVERY METHOD                     ADDRESS
------------------------            -------
If By Mail:                         EquiServe
                                    Att: Corporate Actions
                                    P.O. Box 43025
                                    Providence, RI 02940-3025

If By Hand:                         Securities Transfer and Reporting Services, Inc.
                                    c/o EquiServe
                                    100 Williams St. Galleria
                                    New York, NY 10038

If By Overnight Courier or Express  EquiServe
  Mail:                             Attn: Corporate Actions
                                    40 Campanelli Drive
                                    Braintree, MA 02184

By Broker-Dealer or other Nominee:  Shareholders whose Shares are held in a brokerage, bank or
(Notice of Guaranteed Delivery)     trust account may contact their broker or other nominee and instruct them to submit a Notice of Guaranteed Delivery and payment on their behalf.

DELIVERY BY ANY METHOD OR TO ANY ADDRESS NOT LISTED ABOVE WILL NOT CONSTITUTE GOOD DELIVERY.

    All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the Subscription Price will be determined by All-Star, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. All-Star reserves the absolute right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of the Fund's counsel, be unlawful. All-Star also reserves the right to waive any irregularities or conditions, and the Fund's interpretations of the terms and conditions of the Offer shall be final and binding. Any irregularities in connection with subscriptions must be cured within such time, if any, as the Fund shall determine unless waived. Neither All-Star nor the Subscription Agent shall be under any duty to give notification of defects in such subscriptions or incur any liability for failure to give such notification. Subscriptions will not be deemed to have been made until such irregularities have been cured or waived.

PAYMENT FOR SHARES

    Holders of Rights who subscribe for Shares on Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

    (1) A subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York City time, on the Expiration Date, the Subscription Agent shall have received a Notice of Guaranteed Delivery, by facsimile or otherwise, from a bank or trust company or a New York Stock Exchange or National Association of Securities Dealers member firm, guaranteeing delivery of
(a) payment of the full Subscription Price for the Shares subscribed for on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege and (b) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery if a properly completed and executed Subscription Certificate and full payment for the Shares is not received by the Subscription Agent by September 13, 2001. The Notice of Guaranteed Delivery may be delivered to the Subscription Agent in the same manner as Subscription Certificates at the addresses set forth above, or may be transmitted to the Subscription Agent by facsimile transmission (telecopy number (781) 575-4826; telephone number to confirm receipt (781) 575-4816).

    (2) Alternatively, a holder of Rights can, together with the Subscription Certificate, send payment for the Shares acquired on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent based on an estimated purchase price of $8.75 per Share. To be accepted, such payment, together with the Subscription Certificate, must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date. THE SUBSCRIPTION AGENT WILL NOT ACCEPT CASH AS A MEANS OF PAYMENT FOR SHARES. EXCEPT AS OTHERWISE SET FORTH BELOW, A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE CONTINENTAL UNITED STATES, MUST BE PAYABLE TO THE LIBERTY ALL-STAR GROWTH FUND, INC., AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

    Within ten business days following the Expiration Date (the "Confirmation Date"), a confirmation will be sent by the Subscription Agent to each shareholder exercising his or her Rights (or, if the All-Star Shares on the Record Date are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription; (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege; (iii) the per Share and total purchase price for the Shares; and (iv) any additional amount payable by such shareholder to All-Star or any excess to be refunded by All-Star to such shareholder, in each case based on the Subscription Price as determined on the Pricing Date. Any additional payment required from a shareholder must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on September 13, 2001, and any excess payment to be refunded by All-Star to such shareholder will be mailed by the Subscription Agent with the confirmation. All payments by a shareholder must be in United States dollars by money order or check drawn on a bank located in the United States of America and be payable to Liberty All-Star Growth Fund, Inc. Such payments will be held by the Subscription Agent pending completion of the processing of the subscription, and will then be paid to All-Star. Any interest earned on such amounts will accrue to All-Star and none will be paid to the subscriber.

    Whichever of the above two methods of payment is used, issuance and delivery of the Shares subscribed for are subject to collection of checks and actual payment pursuant to any Notice of Guaranteed Delivery.

    Rights holders will have no right to rescind their subscription after receipt of their payment for Shares by the Subscription Agent.

    If a holder of Rights who acquires Shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any amounts due, All-Star reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed and unpaid for Shares; (ii) apply any payment actually received by it toward the purchase of the greatest number of whole Shares which could be acquired by such holder upon exercise of the Primary Subscription or the Over-Subscription Privilege; (iii) sell in the open market all or a portion of the Shares purchased by the holder, and apply the proceeds to the amounts owed; and (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares to enforce the relevant guaranty of payment or monetary damages.

    All-Star shareholders whose shares are held by a broker-dealer, bank, trust company or other nominee should contact the nominee to exercise their Rights and request the nominee to exercise their Rights in accordance with their instructions.

    Brokers, banks, trust companies, depositories and other nominees who hold All-Star Shares for the account of others should notify the respective beneficial owners of such Shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to exercising the Rights. If the beneficial owner so instructs, the record holder of such Right should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment.

    The instructions contained on the Subscription Certificate should be read carefully and followed in detail. DO NOT SEND SUBSCRIPTION CERTIFICATES TO ALL-STAR. (They should be sent to EquiServe Trust Company, N.A. as indicated above).

    THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE SUBSCRIPTION AGENT WILL BE AT THE ELECTION AND RISK OF THE RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT THE CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER. SHARES WILL NOT BE DELIVERED UNTIL CHECKS HAVE CLEARED.

DELIVERY OF STOCK CERTIFICATES

    Participants in All-Star's Automatic Dividend Reinvestment and Cash Purchase Plan who exercise the Rights issued on the shares held in their accounts in the Plan will have their Shares acquired on Primary Subscription and pursuant to the Over-Subscription Privilege credited to their shareholder distribution reinvestment accounts in the Plan. Shareholders whose shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers' behalf will have their Shares acquired on Primary Subscription and pursuant to the Over-Subscription Privilege credited to the account of Cede or such other depository or nominee. With respect to all other shareholders, stock certificates for all Shares acquired on Primary Subscription and pursuant to the Over-Subscription Privilege will be mailed, together with the confirmation and refund of the amount, if any, paid in excess of the final Subscription Price, on or about September 24, 2001 if the estimated Subscription Price is equal to or in excess of the final Subscription Price. If the shareholder's confirmation shows that an additional amount is payable due to the final Subscription Price exceeding the estimated Subscription Price, the stock certificates will be mailed on or about October 4, 2001, provided that such additional amount has been paid and payment for the Shares subscribed for has cleared, which clearance may take up to five days from the date of receipt of the payment. If such payment does not clear within five business days from the date of receipt, All-Star may exercise its rights in the event of nonpayment under "Payment for Shares" above.

    Record Date Shareholders whose record addresses are outside the United States will receive written notice of the Offer; however, Subscription Certificates will not be mailed to such shareholders.

The Rights to which those Subscription Certificates relate will be held by the Subscription Agent for such foreign Record Date Shareholders' accounts until instructions are received in writing with payment to exercise the Rights. If no such instructions are received by the Expiration Date, such Rights will expire. See "Subscription Agent".

FEDERAL INCOME TAX CONSEQUENCES

    The following is a general summary of the significant federal income tax consequences of the receipt of Rights by a Record Date Shareholder and a subsequent lapse or exercise of Rights. The discussion is based on applicable provisions of the Internal Revenue Code of 1986, as amended ("Code"), the Treasury Regulations promulgated thereunder and other authorities currently in effect, all of which are subject to change, possibly with a retroactive effect. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under the Code (such as insurance companies, financial institutions, tax-exempt entities, employee benefit plans, dealers in securities, foreign corporations and persons who are not U.S. citizens or residents), and does not address any state, local or foreign tax consequences.

    For federal income tax purposes, neither the receipt nor the exercise of the Rights by Record Date Shareholders will result in taxable income to them, and they will realize no loss with respect to any Rights that expire without being exercised. All-Star will realize no gain or loss on the issuance, exercise or expiration of the Rights.

    A Record Date Shareholder's holding period for a Share acquired on exercise of Rights will begin with the date of exercise, and the shareholder's basis for determining gain or loss on the sale of that Share will equal the sum of the shareholder's basis in the exercised Rights, if any, plus the Subscription Price for the Share. A Record Date Shareholder's basis in Rights will be zero unless either (1) the Rights' fair market value on the date of distribution is 15% or more of the fair market value on that date of the Shares with respect to which the Rights were distributed or (2) the shareholder elects, on his, her or its federal income tax return for the taxable year in which the Rights are received, to allocate part of the basis of those Shares to the Rights. If either clause (1) or (2) applies, then if the Rights are exercised, the shareholder will allocate his, her or its basis in the Shares with respect which the Rights were distributed between those Shares and the Rights in proportion to their respective fair market values on the distribution date. A Record Date Shareholder's gain or loss recognized on sale of a Share acquired on the exercise of Rights will be a capital gain or loss (assuming the Share was held as a capital asset at the time of sale) and will be long-term capital gain or loss, taxable at a maximum rate of 20% in the case of a noncorporate shareholder, if the shareholder then held the Share for more than one year.

EMPLOYEE BENEFIT PLAN CONSIDERATIONS

    Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including separate profit sharing/retirement and savings plans, and plans for self-employed individuals and their employees) and individual retirement accounts ("IRAs) (collectively, "Retirement Plans") should be aware that additional contributions of cash to a Retirement Plan (other than rollover contributions or trustee-to-trustee transfers from other Retirement Plans) in order to exercise Rights may, when taken together with contributions previously made, be treated as excess or nondeductible contributions subject to excise taxes. In the case of Retirement Plans qualified under section 401(a) of the Code, additional cash contributions could cause violations of the maximum contribution limitations of section 415 of the Code or other qualification rules. Retirement Plans in which contributions are so limited should consider whether there is an additional source of funds available within the Retirement Plan, including the liquidation of assets, with which to exercise the Rights. Because the rules governing Retirement Plans are extensive and complex,

Retirement Plans contemplating the exercise of Rights should consult with their counsel prior to such exercise.

    Retirement Plans and other tax-exempt entities, including governmental plans, should also be aware that if they borrow to finance their exercise of Right, they become subject to tax on unrelated business taxable income under
Section 511 of the Code. If any portion of an IRA is used as security for a loan, that portion will be treated as a distribution to the IRA owner.

    ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules, that may impact the exercise of Rights. Due to the complexity of these requirements and rules and the penalties for non-compliance, Retirement Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

                    SPECIAL CONSIDERATIONS AND RISK FACTORS

DILUTION

    If you do not exercise all of your Rights during the Subscription Period, when the Offering is over you will own a relatively smaller percentage of the Fund if you had exercised all of your Rights. The Fund cannot tell you precisely how much smaller the percentage of the Fund that you would own because the Fund does not know how many of the Fund's Record Date Shareholders will exercise their Rights and how many of their Rights they will exercise.

    Shareholders will experience an immediate dilution of the aggregate NAV of Shares as a result of the completion of the Offer because (i) the Subscription Price per Share will be less than the Fund's NAV per Share on the Expiration Date, (ii) the Fund will incur expenses in connection with the Offer, and
(iii) the number of Shares outstanding after the Offer will increase in a greater percentage than the increase in the size of the Fund's assets. This dilution also will affect Record Date Shareholders to a greater extent if they do not exercise their Rights in full. It is not possible to state precisely the amount of any decreases in either NAV or in ownership interests, because it is not known at this time what the NAV per Share will be at the Expiration Date or what proportion of the Shares will be subscribed. Finally, there may be a dilution of earnings per Share due to the increase in the number of Shares outstanding, but only to the extent that investments of the proceeds of the Offer do not achieve the same return as current investments held by the Fund. To the extent such investments achieve a better return than current investments, earnings per Share will experience appreciation.

    The following example assumes that all of the Shares are sold at the assumed Subscription Price of $8.45 and after deducting all expenses related to the issuance of the Shares.

                                                                           DILUTION
                                                     NAV PER SHARE ON    PER SHARE IN    PERCENTAGE
                                                      AUGUST 6, 2001       DOLLARS        DILUTION
                                                     ----------------   --------------   ----------
Primary Subscription or 2,117,781 Shares                   $8.89            $0.06           0.67%

MARKET VALUE AND NET ASSET VALUE

    The shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the Fund's net asset value may decrease. Since the commencement of the Fund's operations, the Fund's Shares have generally traded in the market at a discount to net asset value. See "Capital Stock." The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced if you wish to sell your shares in a relatively short period of time. If you do so, realization of a gain or loss on your investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The Fund's Shares are not subject to redemption. Investors desiring liquidity may, subject to applicable securities laws, trade their Shares in the Fund on any exchange where such Shares are then trading at current market value, which may differ from the then current net asset value. Moreover, Shareholders expecting to sell their Shares during the course of the Offer should be aware that there is a greater risk that the potential discount referred to above, which may increase during the Offer, will adversely affect them. This increased risk is because, among other things, the market price per Share may reflect the anticipated dilution that will result from this Offer. The Fund cannot predict whether the Shares will trade at a discount or premium to NAV after completion of the Offer.

POSSIBLE SUSPENSION OF THE OFFER

    All-Star has, as required by the Securities and Exchange Commission's registration form, undertaken to suspend the Offer until it amends this Prospectus if subsequent to August 3, 2001, the effective date of the Fund's Registration Statement, All-Star's net asset value declines more than 10% from its net asset value as of August 3, 2001. Accordingly, All-Star will notify shareholders of any such decline and thereby permit them to cancel their exercise of Rights.

                                USE OF PROCEEDS

    The net proceeds of the Offer, assuming that all Shares offered hereby are sold at an assumed Subscription Price of $8.45 per share, are estimated to be approximately $17,745,249, after deducting expenses payable by All-Star estimated at $150,000. Such net proceeds will be invested by All-Star's Portfolio Managers in portfolio securities in accordance with All-Star's investment objective and policies. It is anticipated that investment of such net proceeds under normal market conditions will take place during a period of approximately 30 days from their receipt by All-Star, and would in any event be completed within three months. Pending such investment the net proceeds will be invested in Short-Term Money Market Instruments (as defined under "Investment Objective, Policies and Risks" below).

                              HISTORY OF THE FUND

    The Fund was incorporated as a Maryland corporation on December 16, 1985 and commenced investment operations on March 14, 1986 as a closed-end management investment company under the name "Growth Stock Outlook Trust, Inc." and under the management of Growth Stock Outlook, Inc. ("GSO"), a corporation owned by Mr. Charles Allmon and his wife. In May, 1990, the Fund's original investment objective of long-term capital appreciation (with income being a consideration in the selection of investments but not an investment objective) was changed to long-term capital appreciation as a primary objective and current income as a secondary objective, in each case with an emphasis on the preservation of capital, and in May, 1991 the Fund's name was changed to "The Charles Allmon Trust, Inc." During GSO's management of the Fund, a substantial portion of the Fund's portfolio was invested in U.S. Government Securities and other short-term cash equivalents.

    Pursuant to an Asset Acquisition and Fund Transition Agreement among LAMCO, GSO and Mr. Allmon, on May 27, 1994 the Fund entered into a Fund Management Agreement with LAMCO pursuant to which LAMCO provided its multi-manager services described under "The Multi-Manager Concept" below with respect to an initial amount equal to 20% of the Fund's total assets, with GSO continuing to manage the remaining 80%. LAMCO also assumed administrative responsibility for the Fund. On November 6, 1995 LAMCO assumed investment management responsibility for 100% of the Fund's assets, the Fund's name was changed to "Liberty All-Star Growth Fund, Inc.," the Fund's investment objective was returned to the original objective of long-term capital appreciation, eliminating the secondary objective of current income and the emphasis on preservation of capital, and the Fund's Board of Directors was reconstituted. The approximately 79% of the Fund's assets then being managed by GSO, over 80% of which had been invested in U.S. Treasury bills and other short-term cash equivalents, was assigned in substantially equal portions to the Fund's then three Portfolio Managers under LAMCO's supervision and within three months was substantially fully invested in equity securities in accordance with their respective investment styles.

                           THE MULTI-MANAGER CONCEPT

    All-Star allocates its portfolio assets on an approximately equal basis among a number of independent investment management firms ("Portfolio Managers"), currently three in number, recommended by LAMCO, each of which employs a different investment style, and from time to time rebalances the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

    In the opinion of LAMCO, the multi-manager concept provides advantages over the use of a single manager because of the following primary factors:

    (i) most equity investment management-firms consistently employ a distinct investment style which causes them to emphasize stocks with particular characteristics;

    (ii) because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions but less successful performance under other conditions;

    (iii) consequently, by allocating All-Star's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one such style on investment performance will be diluted, and the investment performance of the total portfolio will be more consistent and less volatile over the long-term than if a single style were employed throughout the entire period;

    (iv) consistent performance at a given annual rate of return over time produces a higher rate of return for the long-term than more volatile performance having the same average annual rate of return.

    LAMCO, based on the foregoing principles and on its analysis and evaluation of information regarding the personnel and investment styles and performance of a universe of numerous professional investment management firms, has selected for appointment by All-Star a group of Portfolio Managers representing a blending of different investment styles which, in its opinion, is appropriate to All-Star's investment objective.

    LAMCO continuously monitors the performance and investment styles of All-Star's Portfolio Managers and from time to time recommends changes of Portfolio Managers based on factors such as changes in a Portfolio Manager's investment style or a departure by a Portfolio Manager from the investment style for which it had been selected, a deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style, or adverse changes in its ownership or personnel. Portfolio Manager changes may also be made to change the mix of investment styles employed by All-Star's Portfolio Managers. Since LAMCO's assumption of management responsibilities for the Fund in May, 1994 (see "History of the Fund"), All-Star has had four Portfolio Manager changes.

    All-Star Portfolio Manager changes, as well as the periodic rebalancings of its portfolio among the Portfolio Managers and the need to raise cash for All-Star's quarterly distributions, may result in some portfolio turnover in excess of what would otherwise be the case (see "Financial Highlights" above). Increased portfolio turnover would cause increased brokerage commission costs to All-Star, and may result in greater realization of capital gains, which are taxable to shareholders.

    Under the terms of an exemptive order issued to All-Star and LAMCO by the Securities and Exchange Commission, a portfolio management agreement with a new or additional Portfolio Manager may be entered into in advance of shareholder approval, provided that the new agreement is at a fee no higher than that provided in, and is on other terms and conditions substantially similar to, All-Star's agreements with its other Portfolio Managers, and that its continuance is subject to approval by shareholders at All-Star's regularly scheduled annual shareholder meeting (normally held in April) next following the date of the new or additional portfolio management agreement. Information about Portfolio Manager changes or additions made in advance of shareholder approval will be announced to the press following Board of Directors action and will be included in the next report to shareholders.

    All-Star's current Portfolio Managers are:

       William Blair & Company, L.L.C.
       TCW Investment Management Company
       M.A. Weatherbie & Co., Inc.

    See Appendix A for information about these Portfolio Managers, including the employees primarily responsible for the day-to-day management of the portion of All-Star's portfolio allocated to each.

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

    All-Star's investment objective is to seek long-term capital appreciation. It seeks its investment objective through investment primarily in a diversified portfolio of equity securities. See "History of the Fund" above for its prior investment objectives.

    All-Star invests primarily (at least 65% under normal market conditions) in equity securities, including securities convertible into or exchangeable for equity securities.

    Although under normal market conditions All-Star will remain substantially fully invested in equity securities, up to 35% of the value of All-Star's total assets may generally be invested in obligations of the U.S. Government and its agencies and instrumentalities ("U.S. Government Securities"), repurchase agreements with respect to U.S. Government Securities, and, to an extent not greater than 10% of the market value of the Fund's total assets, money market mutual funds that invest primarily in U.S. Government Securities. All-Star may temporarily invest without limit in U.S. Government Securities, repurchase agreements and money market mutual funds for defensive purposes when LAMCO or the Portfolio Managers deem that market conditions are such that a more conservative approach to investment is desirable.

    All-Star's investment objective of long-term capital appreciation, as well as certain of its investment restrictions referred to under REDUCING RISK below and in the Statement of Additional Information, are fundamental and may not be changed without a majority vote of All-Star's outstanding shares. Under the 1940 Act, a "majority vote" means the vote of the lesser of (a) 67% of the shares of All-Star represented at a meeting at which the holders of more than 50% of the outstanding shares of All-Star are present or represented, or (b) more than 50% of the outstanding shares of All-Star. Non-fundamental policies may be changed by vote of the Board of Directors.

REPURCHASE AGREEMENTS

    All-Star may enter into repurchase agreements with banks or broker-dealer firms whereby such institutions sell U.S. Government Securities to All-Star and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective during the time between the purchase and resale and is not related to the stated interest rate on the purchased securities. All-Star requires the seller of the securities to maintain on deposit with All-Star's custodian bank securities in an amount at all times equal to or in excess of the value of the repurchase agreement. In the event that the seller of the securities defaults on its repurchase obligation or becomes bankrupt, All-Star could receive less than the repurchase price on the sale of the securities to another party or could be subjected to delays in selling the securities. Under normal market conditions, not more than 35% of All-Star's total assets will be invested in Short-Term Money Market Instruments, including repurchase agreements, and not more than 10% of All-Star's net assets will be invested in repurchase agreements maturing in more than seven days.

FOREIGN SECURITIES

    All-Star may invest up to 25% percent of its net assets in foreign securities, provided that it will not purchase the securities of a foreign issuer if as a result more than 50% of the Fund's investments in equity securities would consist of securities of foreign issuers. All-Star presently does not intend to invest 10% or more of its assets in foreign securities. Investment in foreign securities involves considerations and risks not typically associated with investing in securities of domestic companies. See "Investment Objectives and Policies--Foreign Securities" in the Statement of Additional Information.

RISKS

    As an investment company that holds common stocks, All-Star's portfolio is subject to the possibility that common stock prices will decline over short or even extended periods. All-Star may remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. In addition, All-Star's portfolio is subject to the risks associated with growth stocks. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and growth stocks may not perform as well as value stocks or the stock market in general. Risks are inherent in investments in equities, and Fund shareholders should be able to tolerate significant fluctuations in the value of their investment in All-Star. All-Star is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

    In addition to the foregoing investment risks, shares of closed-end investment companies such as All-Star are not redeemable and frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that All-Star's net asset value may decline. See "Share Price Data" for information about the market price and net asset value of All-Star's shares since January 1, 1999.

REDUCING INVESTMENT RISK

    As a matter of fundamental policy, All-Star will not (i), as to 75% of its total assets, purchase the securities (other than U.S. Government Securities) of any one issuer if after such purchase more than 5% of its assets would be invested in the securities of that issuer, (ii) purchase more than 10% of the outstanding voting securities of such issuer, (iii) invest 25% more of its total assets in the securities of issuers in the same industry, or (iv) invest more than 10% of its total assets in securities that at the time of purchase have legal or contractual restrictions on resale (including unregistered securities that are eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933). See "Investment Restrictions" in the Statement of Additional Information.

                             MANAGEMENT OF ALL-STAR

    The management of All-Star's business and affairs is the responsibility of its Board of Directors.

    All-Star has a Fund Management Agreement with Liberty Asset Management Company (the "Fund Manager" or "LAMCO") pursuant to which LAMCO provides the Portfolio Manager selection, evaluation, monitoring and rebalancing services ("investment management services") described above under "The Multi-Manager Concept." No single individual at LAMCO is responsible for LAMCO's decisions with respect to the retention or replacement of the Portfolio Managers.

    LAMCO is also responsible for the provision of administrative services to All-Star, including the provision of office space, shareholder and broker-dealer communications, compensation of officers of All-Star who are officers or employees of LAMCO or its affiliates, and the supervision of transfer agency, dividend disbursing, custodial and other services provided to others. Certain of LAMCO's administrative responsibilities have been delegated to Colonial.

    LAMCO has its offices at Federal Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts 02210-2214. LAMCO was organized in 1985 and is an indirect wholly owned subsidiary of Liberty Financial Companies, Inc., which in turn is an indirect majority owned subsidiary of Liberty Mutual Insurance Company, an international multi-line insurance carrier.

    On June 4, 2001 Liberty Financial announced that Fleet National Bank has agreed to acquire Liberty Financial's asset management business, including LAMCO. Fleet National Bank is an indirect wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. The closing of the proposed transaction is expected to take place during the second half of 2001 and is subject to a number of conditions, including approval by the shareholders of Liberty Financial.

    Under All-Star's Portfolio Management Agreements with each of its Portfolio Managers and LAMCO, each Portfolio Manager has discretionary authority (including for the selection of brokers and dealers for the execution of All-Star's portfolio transactions) with respect to the portion of All-Star's assets allocated to it by LAMCO from time to time, subject to All-Star's investment objective and policies, to the supervision and control of the Directors, and to instructions from LAMCO. As described under the section entitled "The Multi-Manager Concept", LAMCO from time to time reallocates All-Star's portfolio assets in order to maintain an approximately equal allocation of them among the Portfolio Managers and to preserve an approximately equal weighting among the different investment styles practiced by the Portfolio Managers. Although the Portfolio Managers' activities are subject to general oversight by LAMCO and the Directors and officers of All-Star, neither LAMCO nor such Directors and officers evaluate the investment merits of the Portfolio Managers' selections of individual securities. See Appendix A for a description of the Portfolio Managers.

    Although All-Star does not permit a Portfolio Manager to act or have a broker-dealer affiliate act as broker for Fund portfolio transactions initiated by it, All-Star's Portfolio Managers are permitted to place portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in accordance with All-Star's procedures adopted under Rule 17e-1 under the 1940 Act.

    Under All-Star's Fund Management Agreement with LAMCO and its Portfolio Management Agreements with the Portfolio Managers, All-Star pays LAMCO a fund management fee and an administrative fee, and LAMCO in turn pays the fees of the Portfolio Managers from the fund management fees paid to it. The annual fees that are paid under the current agreements are shown below (fees are payable quarterly based on the indicated percentage of the Fund's average weekly net assets during the prior quarter).

                       FUND MANAGEMENT
                       FEE PAID TO LAMCO
                       AND PORTFOLIO MANAGEMENT
AVERAGE WEEKLY         FEE PAID TO                                  ADMINISTRATIVE
NET ASSET VALUE        PORTFOLIO MANAGERS                          FEE PAID TO LAMCO   TOTAL FEES
---------------        ------------------------                    -----------------   ----------
First $300 million...  0.80% (0.40% to Portfolio Managers)                0.20%           1.00%
Over $300 million....  0.72% (0.36% to Portfolio Managers)                0.18%           0.90%

    Colonial provides pricing and bookkeeping services to All-Star for an annual fee of $10,000 per year plus a fee based on the Fund's average net assets for any month that such assets are over $50 million. The fee shall be calculated as follows: $190,000 divided by the sum of the Fund's average monthly net assets plus the average monthly net assets of Liberty All-Star Equity Fund. The Fund also reimburses Colonial for its out-of-pocket expenses, including fees payable to third parties for pricing services.

CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, is All-Star's custodian. EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, is the transfer and dividend disbursing agent and registrar for All-Star.

EXPENSES OF THE FUND

    LAMCO provides the Portfolio Manager selection, evaluation, monitoring and rebalancing services and assumes responsibility for the administrative services described above, pays the compensation of and furnishes office space for the officers of All-Star who are affiliated with LAMCO, and pays the management fees of the Portfolio Managers. All-Star pays all its expenses, other than those expressly assumed by LAMCO. The expenses payable by All-Star include: management and administrative fees payable to LAMCO; pricing and bookkeeping fees payable to Colonial; fees and expenses of independent auditors; fees for transfer agent and registrar, dividend disbursing, custodian and portfolio recordkeeping services; expenses in connection with the Automatic Dividend Reinvestment and Cash Purchase Plan; expenses in connection with obtaining quotations for calculating the value of All-Star's net assets; taxes (if any) and the preparation of All-Star's tax returns; brokerage fees and commissions; interest; costs of director and shareholder meetings (including expenses of printing and mailing proxy material therefor); expenses of printing and mailing reports to shareholders; fees for filing reports with regulatory bodies and the maintenance of All-Star's existence; membership dues for investment company industry trade associations; legal fees; stock exchange listing fees and expenses; fees to federal and state authorities for the registration of shares; fees and expenses of Directors who are not directors, officers, employees or stockholders of LAMCO or its affiliates; insurance and fidelity bond premiums; and any extraordinary expenses of a non-recurring nature.

                             DESCRIPTION OF SHARES

GENERAL

    All-Star's authorized capitalization consists of 60,000,000 Shares of common stock, par value $.10 per Share, of which 16,942,250 Shares were issued and outstanding on the date of this Prospectus. The currently outstanding Shares are, and the Shares offered hereby when issued and paid for pursuant to the terms of the Offer will be, fully paid and non-assessable. Shareholders would be entitled to share pro rata in the net assets of All-Star available for distribution to shareholders upon liquidation of All-Star.

    Shareholders are entitled to one vote for each Share held. All-Star's Shares do not have cumulative voting rights, which means that the holders of more than 50% of the Shares of All-Star voting for the election of Directors can elect all the Directors standing for election, and, in such event, the holders of the remaining Shares will not be able to elect any of such Directors.

REPURCHASE OF SHARES

    All-Star is a closed-end investment company and as such its shareholders do not have the right to cause All-Star to redeem their All-Star Shares. All-Star, however, is authorized to repurchase its Shares on the open market when its Shares are trading at a discount from their net asset value. All-Star has no current plans to repurchase its Shares.

ANTI-TAKEOVER PROVISIONS OF THE ARTICLES OF INCORPORATION AND BY-LAWS; SUPER-MAJORITY VOTE REQUIREMENT FOR CONVERSION TO OPEN-END STATUS

    All-Star's Articles of Incorporation and By-laws contain provisions (commonly referred to as "antitakeover" provisions) which are intended to have the effect of limiting the ability of other entities or persons to acquire control of All-Star, to cause it to engage in certain transactions, or to modify its structure. The Board of Directors is divided into three classes, each having a term of three years. On the date of the annual meeting of shareholders in each year the term of one class expires. This provision could delay for up to two years the replacement of a majority of the Board of Directors. In addition, the affirmative vote of the holders of 66 2/3% of the Shares of the Fund will be required generally to authorize any of the following transactions:

     (i) All-Star's merger or consolidation with or into any other corporation;

     (ii) the issuance of any securities of All-Star to any person or entity for cash;

    (iii) the sale, lease or exchange of all or any substantial part of All-Star's assets to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

     (iv) the sale, lease or exchange to All-Star, in exchange for securities of All-Star, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of five percent or more of the outstanding shares of All-Star. Such 66 2/3% vote will not be required with respect to the transactions listed in (i) through (iv) above where the Board of Directors under certain conditions approves the transaction. However, depending upon the transaction, a different shareholder vote may nevertheless be required under Maryland law.

    The affirmative vote of the holders of 66 2/3% percent of the outstanding Shares will be required to authorize All-Star's conversion from a closed-end to an open-end investment company.

    The foregoing super-majority vote requirements may not be amended except with a similar supermajority vote of the shareholders.

    These provisions will make more difficult a change in All-Star's structure or management or consummation of the foregoing transactions without the Directors' approval. The anti-takeover provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of All-Star in a tender offer or similar transaction. However, the Board of Directors continues to believe that the anti-takeover provisions are in the best interests of All-Star and its shareholders because they provide the advantage of potentially requiring persons seeking control of All-Star to negotiate with its management regarding the price to be paid and facilitating the continuity of All-Star's management and its continuing application of the multi-manager concept.

    The Board also believes that the super-majority vote requirement for conversion to an open-end investment company is in the best interest of All-Star and its shareholders because it will allow All-Star to continue to benefit from the advantages of its closed-end structure until such time that, based on relevant factors including the then current relationship of the market price of All-Star's shares to their net asset value, the Board determines to recommend to shareholders All-Star's conversion to an open-end investment company.

                       DISTRIBUTIONS; AUTOMATIC DIVIDEND
                      REINVESTMENT AND CASH PURCHASE PLAN

10% DISTRIBUTION POLICY

    All-Star's current distribution policy, announced in February, 1997, is to pay distributions on its Shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of its net asset value at the close of the NYSE on the Friday prior to each quarterly declaration date. These fixed distributions, which are not related to All-Star's net investment income or net realized capital gains or losses, will be treated as ordinary dividend income up to the amount of All-Star's current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the 10% pay-out policy exceed All-Star's net investment income and net realized capital gains, the excess will be treated as a tax-free return of capital to each shareholder (up to the amount of the shareholder's basis in his or her shares) and thereafter as gain from the sale of Shares. The amount treated as a tax-free return of capital will reduce the shareholder's adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her shares.

    To the extent All-Star's 10% payout policy results in distributions in excess of its net investment income and net realized capital gains, such distributions will decrease its total assets and increase its expense ratio to a greater extent than would have been the case without the 10% payout policy. In addition, in order to make distributions under the 10% payout policy, All-Star may have to sell portfolio securities at times when the particular investment styles of its Portfolio Managers would dictate not doing so.

    All-Star may, in the discretion of the Board of Directors, retain for reinvestment, and not distribute, net capital gain for any year to the extent that its net investment income and net realized gains exceed the minimum amount required to be distributed for such year under the 10% pay-out policy, although All-Star reserves the right to distribute such excess. Retained net capital gain will be taxed to both All-Star and the shareholders as long-term capital gains; however, each shareholder will be able to claim a proportionate share of the federal income tax paid by All-Star as a credit against his or her own federal income tax liability and will be entitled to increase the adjusted tax basis in his or her Shares by the difference between the amount taxed and the credit.

    All-Star intends to pay all or a substantial portion of its distributions in each year in the form of newly issued Shares (plus cash in lieu of any fractional Shares that would otherwise be issuable) to all shareholders except those non-participants in the Plan who specifically elect to receive their distribution in cash by completing and signing an option card, a copy of which will be enclosed with the notice of each such distribution payable in Shares, and returning it on a timely basis to EquiServe Trust Company, N.A., All-Star's transfer agent and dividend paying agent.

    The number of Shares to be issued to a shareholder in payment of a distribution declared payable in shares will be determined by dividing the total dollar amount of the distribution by the lower of the market value or the net asset value per Share on the valuation date for the distribution (but not at a discount of more than 5% from the market value). Market value per Share for this purpose will be the last sales price on the NYSE on the valuation date or, if there are no sales on that day, the mean between the closing bid and closing asked quotations for that date.

AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Each shareholder of the Fund will automatically be a participant in the Plan, unless the shareholder specifically elects otherwise by writing or calling the Plan Agent, EquiServe Trust Company, N.A., P.O. Box 8200, Boston, Massachusetts 02266-8200 (1-800-542-3863). Shareholders whose Shares are held in the name of a brokerage firm, bank or other nominee must notify their brokerage firm, bank or nominee if they do not want to participate in the Plan. Shareholders who want to receive their distributions in cash should elect not to participate in the Plan and, as noted above, will be required to elect to receive in cash each distribution declared payable in Shares or cash.

    Under the Plan, distributions declared payable in Shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of the market value or the net asset value per share on the valuation date for the distribution (but not a discount of more than 5% from the market value). Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional Shares purchased by the Plan Agent on the open market, on the NYSE or elsewhere at prevailing market prices (if the Fund's shares are trading at a discount to their net asset value) or in newly issued Shares (if the Fund's Shares are trading at or above their net asset value). Dividends and distributions are subject to taxation, whether received in cash or in Shares (see "Tax Status" below).

    Participants in the Plan have the option of making additional cash payments in any amount from $100 to $3,000 on a monthly basis for investment in All-Star Shares purchased on the open market. These voluntary cash payments will be invested on or about the 15th day of each calendar month, and voluntary payments should be sent so as to be received by the Plan Agent no later than ten business days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within 45 days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.

    The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those Shares purchased or received pursuant to the Plan.

    In the case of shareholders such as banks, brokers or nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who participant in the Plan.

    There is no charge to participants for reinvesting distributions payable in either Shares or cash. The Plan Agent's fees for handling the reinvestment of such distributions are paid by All-Star. There are no brokerage charges with respect to Shares issued directly by All-Star as a result of distributions payable in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions declared payable in cash.

    With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.25 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.

    The automatic reinvestment of dividends and other distributions will not relieve plan participants of any income tax that may be payable thereon. See "Tax Status" below.

    A participant may elect to withdraw from the Plan at any time by notifying the Plan Agent in writing. There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. A withdrawal will only be effective for subsequent distributions with a record date at least ten days after the notice of withdrawal is received by the Plan Agent.

    Experience under the Plan may indicate that changes are desirable. Accordingly, All-Star reserves the right to amend or terminate the Plan.

                                   TAX STATUS

    The following discussion briefly summarizes the general rules applicable to taxation of All-Star and its shareholders. Shareholders are urged to consult with their own tax advisers concerning the tax consequences of their continued investment in All-Star and of their receipt and exercise of the Rights.

    All-Star has elected to be, and intends to continue to qualify each year for federal income tax treatment as a regulated investment company under the Code, and intends to make distributions to the shareholders in accordance with the timing requirements set out in the Code. As a result, it is expected that All-Star will be relieved of federal income tax on its net investment income and net realized capital gains to the extent it distributes them to its shareholders. (See "Distributions; Automatic Dividend Reinvestment and Cash Purchase Plan--10% Distribution Policy" regarding All-Star's authority to retain and pay taxes on, and not distribute, net capital gain). All-Star also expects to make sufficient annual distributions to avoid being subject to a nondeductible 4% federal excise tax imposed on regulated investment companies. If All-Star fails to qualify as a regulated investment company in any year, it would incur federal corporate income tax on its taxable income and its distributions would be taxable as ordinary dividend income to the shareholders to the extent of its net investment income and net capital gain. In addition, All-Star could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a regulated investment company.

    Distributions by All-Star from net investment income and net realized capital gains are subject to taxation whether received by shareholders in cash or in Shares of All-Star. Shareholders receiving a dividend or other distribution in the form of newly issued Shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the Shares received. Such shareholders will have a cost basis in each newly issued Share equal to the fair market value of a Share of All-Star on the distribution date. Distributions are generally taken into account for tax purposes when paid, except that distributions paid in January but declared in the last quarter of the preceding calendar year must be taken into account as if paid on December 31 of such preceding calendar year. A portion of All-Star's net investment income paid to corporate shareholders that is attributable to dividends from domestic corporations may be eligible for the 70% dividends-received deduction available to corporations. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions from net capital gain are taxable as long-term capital gains, regardless of how long the shareholder has held the Shares, and are not eligible for the dividends-received deduction. Net capital gain is taxable, in the case of a noncorporate shareholder, at a maximum rate of 20% if attributable to the disposition of shares that the shareholder held for more than twelve months.

    If a shareholder holds Shares of All-Star for six months or less, any loss on the sale of the Shares will be treated as a long-term capital loss to the extent of any amount reportable by the shareholder as long-term capital gain with respect to such Shares. Any loss realized on a disposition of Shares may also be disallowed under rules relating to wash sales.

    At the time of an investor's purchase of All-Star Shares, All-Star's net asset value may reflect undistributed net investment income or capital gains or net unrealized appreciation of securities it holds. As of July 31, 2001, All-Star's investments had net unrealized gains of $17,641,362. Realization and a subsequent distribution to a shareholder of such amount, although it may in effect constitute a return of his or her investment, would be taxable to the shareholder as ordinary income or capital gain, as described above. For federal income tax purposes, All-Star is permitted to carry forward to another taxable year its net realized capital losses, if any, from earlier taxable years and thus may realize net capital gains in the later year up to the amount of such losses without being required to pay taxes on or to distribute such gains. As of December 31, 2000, the end of its last completed fiscal year, All-Star had no capital loss carryovers.

    Individuals and certain other non-corporate All-Star shareholders may be subject to 30.5% withholding on reportable dividends and capital gain distributions ("back-up withholding"). Generally, shareholders subject to back-up withholding will be those for whom a taxpayer identification number and certain required certificates are not on file with All-Star or who, to All-Star's knowledge, have furnished an incorrect number. In addition, All-Star is required to withhold from distributions to any shareholder who does not certify to All-Star that the shareholder is not subject to back-up withholding due to notification by the Internal Revenue Service that the shareholder has under-reported interest or dividend income.

    Distributions from net investment income paid to shareholders who are non-resident aliens or foreign entities may be subject to 30% federal withholding tax (but not, in such event, subject to back-up withholding) unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of the withholding tax.

    Information concerning the federal income tax status of All-Star dividends and other distributions is mailed to shareholders annually.

    Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax consequences discussed herein. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes.

    See "The Offer-Federal Income Tax Consequences" for a discussion of the federal income tax consequences regarding the Rights.

                                    GENERAL

    Under the Fund Management Agreement between All-Star and LAMCO, All-Star may use the name "Liberty All-Star" only so long as the Fund Management Agreement remains in effect. If the Fund Management Agreement is no longer in effect, All-Star is obligated (to the extent it lawfully can) to cease using such name or any other name indicating that it is advised by or otherwise connected with LAMCO. In addition, LAMCO may grant the non-exclusive right to use the name "Liberty All-Star" to any other entity, including any other investment company of which LAMCO or any of its affiliates is the investment adviser or distributor.

STATEMENT OF ADDITIONAL INFORMATION

    Additional information about the Fund is contained in the Statement of Additional Information, a copy of which is available at no charge by calling the Information Agent at the telephone number indicated on the cover of the Prospectus. Set forth below is the Table of Contents of the Statement of Additional Information.

                               TABLE OF CONTENTS

Investment Objective and Policies...........................      2

Investment Restrictions.....................................      2

Investment Advisory and Other Services......................      4

Directors and Officers of All-Star..........................      5

Portfolio Security Transactions.............................     11

Principal Shareholders......................................     12

Financial Statements........................................     12

                                   APPENDIX A
                    INFORMATION ABOUT THE PORTFOLIO MANAGERS

WILLIAM BLAIR & COMPANY, L.L.C.
222 West Adams Street
Chicago, IL 60606

    William Blair & Company, L.L.C. ("Blair") was appointed as an All-Star Portfolio Manager effective March 1, 1997. Blair is a registered investment advisor and an investment banker and broker-dealer firm registered under the Securities Exchange Act of 1934. Blair was founded over 50 years ago by William McCormick Blair and currently has more than 70 principals and approximately 900 employees at offices in Chicago, San Francisco, London, Liechtenstein and Zurich. The main office in Chicago houses all investment banking, research and investment management services. As of May 31, 2001, Blair had over $13 billion in assets under management.

    John F. Jostrand, Principal, has managed the portion of All-Star's portfolio allocated to Blair since its appointment as an All-Star Portfolio Manager.
Mr. Jostrand has been associated with Blair since 1993.

TCW INVESTMENT MANAGEMENT COMPANY
865 South Figueroa Street
Los Angeles, CA 90017

    TCW Investment Management Company ("TCW") was appointed as an All-Star Portfolio Manager effective May 1, 2000. TCW is a wholly owned subsidiary of The TCW Group, Inc. ("TCW Group"). Established in 1971, TCW Group's direct and indirect subsidiaries, including TCW, provide a variety of trust, investment management and investment advisory services. Societe Generale Asset Management, S.A. ("SGAM") owns 51% of the TCW Group. SGAM is a wholly owned subsidiary of Societe Generale, S.A. ("Societe Generale "). SGAM is located at 92708 place de la Corpole, 92078 Paris, France. Societe Generale is located at 29 boulevard Haussman, 75009, Paris, France. The employees, management, and other shareholders of the TCW Group own the remaining 49% of the company. Under the terms of an agreement between the TCW Group and SGAM, SGAM will acquire an additional 19% interest in the TCW Group over the course of the next five years. SGAM and TCW have stated their intention to maintain the personnel, processes, investment strategy and operations of TCW, which will continue to operate under the TCW brand name. As of May 31, 2001, TCW and its affiliates had over $75 billion in assets under management or committed to management.

    Douglas S. Foreman, Chief Investment Officer U.S. Equities, has managed the portion of All-Star's portfolio allocated to TCW since its appointment as an All-Star Portfolio Manager. Mr. Foreman has been with TCW since 1994.

M.A. WEATHERBIE & CO., INC.
265 Franklin Street
Boston, MA 02110

    M.A. Weatherbie & Co., Inc. ("Weatherbie") was appointed as an All-Star Portfolio Manager effective May 1, 1999. Weatherbie, a registered investment advisor, was founded in 1995 by Matthew A. Weatherbie. Mr. Weatherbie is the principal executive officer and serves as President of Weatherbie and manages that portion of the Fund's portfolio assigned to Weatherbie. Prior to founding Weatherbie, Mr. Weatherbie was a Managing Director at Putnam Investments. In addition to Mr. Weatherbie being the senior principal, there are five other principals, three research analysts, a trader and a director of administration. Weatherbie is 100% employee-owned and operated with a partnership philosophy. As of May 31, 2001, Weatherbie managed over $424 million in assets.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE FACTS AS SET FORTH IN THE PROSPECTUS OR IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF.

                            ------------------------

                               TABLE OF CONTENTS

Prospectus Summary...................       2
Expenses.............................       8
Financial Highlights.................       9
Share Price Data.....................      11
Investment Performance...............      12
The Offer............................      13
Special Considerations and Risk
  Factors............................      20
Use of Proceeds......................      21
History of the Fund..................      21
The Multi-Manager Concept............      22
Investment Objective, Policies and
  Risks..............................      23
Management of All-Star...............      25
Description of Shares................      27
Distributions; Automatic Dividend
  Reinvestment and Cash Purchase
  Plan...............................      28
Tax Status...........................      30
General..............................      31
Statement of Additional
  Information........................      32
Appendix A--
  Information about the Portfolio
    Managers.........................     A-1

                                     [LOGO]

                                    LIBERTY
                                    ALL-STAR
                               GROWTH FUND, INC.
                       A MULTI-MANAGED INVESTMENT COMPANY

                        2,117,781 SHARES OF COMMON STOCK
                        ISSUABLE UPON EXERCISE OF RIGHTS
                          TO SUBSCRIBE FOR SUCH SHARES

                             ---------------------

                                   PROSPECTUS

                                 AUGUST 7, 2001

                             ---------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                       LIBERTY ALL-STAR GROWTH FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 7, 2001

This Statement of Additional Information is not a prospectus, and should be read in conjunction with the Prospectus of Liberty All-Star Growth Fund, Inc. ("All-Star") dated August 7, 2001. A copy of the Prospectus may be obtained, without charge, by calling or writing Liberty Asset Management Company at 600 Atlantic Avenue, Boston, Massachusetts 02110(1-800-542-3863).

 TABLE OF CONTENTS                                                   PAGE

 Investment Objectives and Policies                                    2
 Investment Restrictions                                               2
 Investment Advisory and Other Services                                4
 Directors and Officers of All-Star                                    5
 Portfolio Security Transactions                                       11
 Principal Shareholders                                                12
 Financial Statements                                                  12

                       INVESTMENT OBJECTIVES AND POLICIES

     A description of the investment objective of Liberty All-Star Growth Fund, Inc. ("All-Star" or the "Fund") and the types of securities in which it may
invest  is  contained  in  the  Prospectus  under  "Investment   Objective,
Policies and Risks."

Foreign Securities

     All-Star may invest up to 25 percent of its net assets in securities of foreign issuers, provided that the Fund will not purchase the securities of a foreign issuer, if, as a result of the purchase, more than 50% of its equity investment would consist of securities of foreign issuers. All-Star's investment in foreign securities involves considerations not typically associated with investing in securities of domestic companies. Investing in securities of foreign issuers and the attendant holding of foreign currencies, for example, could cause the Fund to be affected favorably or unfavorably by changes in currency rates and exchange control regulations. In addition, less information may be available about foreign companies than about domestic companies and foreign companies may not be subject to reporting or accounting standards and requirements comparable to those applicable to domestic companies. Foreign securities and their markets may not be as liquid as domestic securities and their markets. Securities of some foreign companies may involve greater market risk than securities of domestic companies and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investment in foreign securities may also be subject to local economic or political risks, including instability of some foreign governments, the possibility of currency blockage or the imposition of withholding taxes on dividend or interest payments and the potential for expropriation of the assets of the companies issuing the securities.

Short sales against the box

     All-Star may, to an extent not greater than 5% of its net assets, effect short sales of securities "against the box" (i.e., short sales of securities where the Fund holds or has the right to obtain at no additional cost securities identical to those sold short.)

                             INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted for All-Star as fundamental policies and may be changed only by a majority vote (as defined under "Investment Objective, Policies and Risks" in the Prospectus) of All-Star's outstanding shares. Non-fundamental policies may be changed by the Board of Directors without shareholder approval.

All-Star may not:

     (1) With respect to 75 percent of its total assets, invest in securities of any one issuer if immediately after and as a result of such investment more than five percent of the total assets of the Fund, taken at market value, would be invested in the securities of such issuer. This restriction does not apply to investments in U.S. Government Securities.

     (2) Purchase more than 10 percent of the outstanding voting securities, or any class of securities, of any one issuer.

     (3) Invest 25 percent or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry. This restriction does not apply to investments in U.S. Government Securities.

     (4) Purchase securities of other investment companies; except in connection with a merger, consolidation, acquisition or reorganization, if more than 10 percent of the market value of the Fund's total assets would be invested in securities of other investment companies, more than five percent of the market value of the Fund's total assets would be invested in the securities of any one investment company or the Fund would own more than three percent of any other investment company's securities.

     (5) Purchase or sell commodities or real estate; provided that All-Star may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (6) Purchase any securities on margin or make short sales of securities, except that All-Star may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     (7) Make loans of money, except by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies. Although there is no present intention of doing so in the foreseeable future, All-Star reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 20 percent of its total assets. Any such loans will only be made upon approval of, and subject to any conditions imposed by, All-Star's Board of Directors.

     (8) Borrow money, except that All-Star may borrow from banks and other financial institutions on an unsecured basis to finance the repurchase of its shares. All-Star also may borrow money on a secured basis from banks as a temporary measure for extraordinary or emergency purposes. Such temporary borrowings may not exceed five percent of the value of the Fund's total assets at the time the loan is made. All-Star may pledge up to 10 percent of the lesser of the cost or value of its total assets to secure temporary borrowings. All-Star will not borrow for investment purposes. Immediately after any borrowing, All-Star will maintain asset coverage of not less than 300 percent with respect to all borrowings. While the Fund's borrowings exceed five percent of its total assets, All-Star will make no further purchases of securities, although this limitation will not apply to share repurchase transactions.

     (9) Issue senior securities, as defined in the Investment Company Act of 1940 (the "1940 Act"), or mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by All-Star except as may be necessary in connection with borrowings mentioned in
(8) above, and then such mortgaging, pledging or hypothecating may not exceed 10 percent of the Fund's total assets, taken at the lesser of cost or market value.

     (10) Underwrite securities of other issuers except insofar as All-Star may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

     (11) Invest more than 10 percent of All-Star's total assets in securities that at the time of purchase have legal or contractual restrictions on resale (including unregistered securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933).

     Except for the 300% limitation referred to in Investment Restriction No. 8 above, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of All-Star's assets wlll not be considered a violation of the restriction.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     As stated under "Management of All-Star" in the Prospectus, Liberty Asset Management Company ("LAMCO") performs the investment management services and is responsible for the administrative services described therein. LAMCO, through Liberty Financial Companies, Inc. ("Liberty Financial"), is an indirect majority owned subsidiary of Liberty Mutual Insurance Company, Boston, Massachusetts. As indicated under "Directors and Officers of All-Star" below, one of All-Star's Directors and all of its officers are officers of LAMCO, Colonial Management Associates, Inc., Liberty Financial or other affiliates of Liberty Financial.

     Reference is made to Appendix A of the Prospectus for the names of the controlling persons of All-Star's current Portfolio Managers and the names of the individuals at each Portfolio Manager primarily responsible for the management of the portion of All-Star's portfolio assigned to it. None of such Portfolio Managers has any affiliation with LAMCO or (except as Portfolio Manager) with All-Star.

     As described under "Management of All-Star" in the Prospectus, All-Star pays LAMCO a fund management fee for its investment management services (from which LAMCO pays the Portfolio Managers' fee), and an administrative fee for its administrative services.

     For the years ended December 31, 1999 and 2000 the total fund management and administrative fees paid to LAMCO were $967,672 and $2,165,252, respectively, of which an aggregate of $309,655 and $692,932, respectively, was paid to the Portfolio Managers. See "History of the Fund" in the Prospectus.

     All-Star's current Fund Management Agreement and Portfolio Management Agreements will continue in effect until July 31, 2002 and will continue in effect thereafter so long as such continuance is specifically approved annually by (a) the Board of Directors or (b) the majority vote of All-Star's outstanding shares (as defined under "Investment Objective, Policies and Risks" in the Prospectus), provided that, in either event, the continuance is also approved by a majority of the Directors who are not "interested persons"
(as defined in the 1940 Act) of All-Star, LAMCO or the Portfolio Managers by a vote cast in person at a meeting called for the purpose of voting on such approval. The Fund Management Agreement may be terminated on 60 days written notice by either party, and the Portfolio Management Agreements may be terminated on 30 days' notice by any party, and any such agreements will terminate automatically if assigned.

     The Fund and LAMCO have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, as amended. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the funds. Copies of the Codes of
Ethics of the Fund and LAMCO can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR database on the Commission's Internet site at www.sec.gov, or may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

Custodian and Pricing and Bookkeeping Agent

     The Chase Manhattan Bank (the "Bank"), 270 Park Avenue, New York, NY 10017-2070, is the custodian of the portfolio securities and cash of All-Star. As such, the Bank holds All-Star's portfolio securities and cash in separate accounts on All-Star's behalf and receives and delivers portfolio securities and cash in connection with portfolio transactions initiated by All-Star's Portfolio Managers, collects income due on its portfolio securities and disburses funds in connection with the payment of distributions and expenses.


     Colonial Management Associates, Inc. ("Colonial"), an affiliate of LAMCO, performs pricing and bookkeeping services for All-Star (see "Management of All-Star" in the Prospectus). For the years ended December 31, 1999 and 2000, All-Star paid pricing and bookkeeping fees to Colonial Management Associates, Inc. of $63,522 and $68,804 respectively.

Independent Accountants

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, are the independent accountants of All-Star. The independent accountants audit and report on the annual financial statements and provide tax return preparation services and assistance and consultation in connection with the review of various SEC filings.

                       DIRECTORS AND OFFICERS OF ALL-STAR

     The following is a list of All-Star's Directors and officers, together with information about their present positions with All-Star and their principal occupations during the past five years. The Directors who are "interested persons" of All-Star, as defined by the 1940 Act, are indicated with an asterisk.

Name (Age) and Address            Position with Principal Occupation During Past
----------------------            ----------------------------------------------
                                  Five Years

Robert J. Birnbaum (73)           Retired since January, 1994; Special Counsel,
313 Bedford Road                  Dechert, Price & Rhoads (September, 1988 to
Ridgewood, NJ  07450              December, 1993); President and Chief Operating
                                  Officer, New York Stock Exchange, Inc. (May,
                                  1985 to June, 1988); Director, Dresdner RCM
                                  Europe Fund (investment company) and Options
                                  Exchange Board.

James E. Grinnell (71)            Private investor since November, 1988;
2850 South Ocean Blvd., #514      President and Chief Executive Officer,
Palm Beach, FL  33480             Distribution Management Systems, Inc.
                                  (1983 to May, 1986); Senior Vice President,
                                  Operations, The Rockport
                                  Company (importer and
                                  distributor of shoes) (May,
                                  1986 to November, 1988).

Name (Age) and Address            Position with Principal Occupation During Past
----------------------            Five Years
                                  ----------------------------------------------

Richard W. Lowry (65)             Private Investor since 1987 (formerly Chairman
10701 Charleston Drive            and Chief Executive Officer, U.S. Plywood
Vero Beach, FL  32963             Corporation (building products manufacturer)).

William E. Mayer* (61)            Managing Partner, Park Avenue Equity Partners
Park Avenue Equity Partners       (venture capital) since 1998 (formerly
500 Park Avenue, 5th Floor        Founding Partner, Development Capital, LLC
New York, NY  10022               from November, 1996 to 1998; Dean and
                                  Professor, College of Business and Management,
                                  University of Maryland from
                                  October, 1992 to November,
                                  1996); Director, Lee Enterprises
                                  (print and on-line media); WR
                                  Hambrecht & Co (financial
                                  service provider); Systech
                                  Retail Systems (retail
                                  industry technology
                                  provider)).

John J. Neuhauser (58)            Academic Vice President and Dean of Faculties
Boston College                    since August, 1999, Boston College (formerly
Bourneof House                    Dean, Boston College School of Management from
84 College Road                   September 1977 to September, 1999); Director,
Chestnut Hill, MA  02467-3838     Saucony, Inc.


Joseph R. Palombo* (48)            Chief Operations Officer of Mutual Funds,
Liberty Financial Companies, Inc.  Liberty Financial
600 Atlantic Avenue                since August, 2000; Executive Vice
Boston, MA 02210                   President and Director of Colonial
                                   since April, 1999; Executive
                                   Vice President and Chief
                                   Administrative Officer of
                                   Liberty Funds Group LLC (LFG)
                                   since April, 1999; Director of
                                   Stein Roe & Farnham Incorporated (Stein Roe) since September, 2000; Trustee and Chairman of the Board of Stein Roe
                                   Funds since October, 2000;
                                   Manager of Stein Roe Floating
                                   Rate Limited Liability Company
                                   since October, 2000 (formerly
                                   Vice President of the Liberty
                                   Funds from April 1999 to
                                   August, 2000; Chief Operating
                                   Officer, Putnam Mutual Funds
                                   from 1994 to 1998).

The following are the executive officers (except for Mr. Palombo described earlier) of All-Star.

Name (Age) and Address                Position with All-Star          Principal Occupation During Past Five Years
----------------------                ----------------------          -------------------------------------------

William R. Parmentier, Jr. (48)       President, Chief Executive      President and Chief Executive Officer
Liberty Asset Management Co.          Officer and Chief Investment    (since June, 1998) and Chief
Federal Reserve Plaza                 Officer                         Investment Officer (since May, 1995),
600 Atlantic Avenue                                                   Senior Vice President (May, 1995 to
Boston, MA  02210                                                     June, 1998), LAMCO;
                                                                      Chief Investment Officer,
                                                                      Grumman Corporation (from 1979 to 1994).

Kevin M. Carome (45)                  Executive Vice President        Executive Vice President of Liberty
Liberty Funds Group                                                   Funds and of the Liberty All-Star
One Finanacial Center                                                 Funds since October, 2000; Executive
Boston, MA  02111                                                     Vice President of the Stein Roe Funds
                                                                      since May, 1999 (formerly Vice
                                                                      President from April, 1998 to May,
                                                                      1999, Assistant Secretary from
                                                                      April, 1998 to February, 2000 and
                                                                      Secretary from February, 2000 to
                                                                      May, 2000); Chief Legal Officer of
                                                                      Liberty Financial since August, 2000; Senior Vice
                                                                      President, Legal since January, 1999
                                                                      of LFG; Executive Vice President and
                                                                      Assistant Secretary of Stein Roe since
                                                                      January, 2001 (formerly General
                                                                      Counsel and Secretary of Stein Roe from
                                                                      January, 1998 to December, 1999;
                                                                      Vice President and Associate
                                                                      General Counsel of Liberty Financial from August,
                                                                      1993 to December, 1998).

Christopher S. Carabell (37)          Vice President                  Senior Vice President - Product
Liberty Asset Management Co.                                          Development and Marketing (since
Federal Reserve Plaza                                                 January, 1999), Vice
600 Atlantic Avenue                                                   President-Investments, LAMCO
Boston, MA  02210                                                     (March, 1996 to January,
                                                                      1999); Associate Director, U.S.
                                                                      Equity Research, BARRA Rogers
                                                                      Casey, investment consultants
                                                                      (from January, 1995 to February,
                                                                      1996).

Name (Age) and Address                Position with All-Star          Principal Occupation During Past Five Years
----------------------                ----------------------          -------------------------------------------
Mark T. Haley (36)                    Vice President                  Vice President-Investments (since
Liberty Asset Management Co.                                          January, 1999), Director of
Federal Reserve Plaza                                                 Investment Analysis (December, 1996
600 Atlantic Avenue                                                   to December, 1998), Investment
Boston, MA  02210                                                     Analyst (January, 1994 to November,
                                                                      1996), LAMCO.

J. Kevin Connaughton (37)             Treasurer                       Treasurer of the Liberty Funds and of
Liberty Funds Group                                                   the Liberty All-Star Funds since
One Financial Center                                                  December, 2000 (formerly Controller
Boston, MA  02111                                                     of the Liberty Funds and of the Liberty
                                                                      All-Star Funds from February, 1998
                                                                      to October, 2000); Treasurer of the
                                                                      Stein Roe Funds since February, 2001
                                                                      (formerly Controller from May, 2000
                                                                      to February, 2001); Vice President
                                                                      of Colonial since February, 1998
                                                                      (formerly Senior Tax Manager, Coopers
                                                                      & Lybrand, LLP from April, 1996 to
                                                                      January, 1998; Vice President, 440
                                                                      Financial Group/First Data Investor
                                                                      Services Group from March, 1994 to
                                                                      April, 1996).

William J. Ballou (36)                Secretary                       Secretary of the Liberty Funds and of
Liberty Funds Group                                                   the Liberty All-Star Funds since
One Financial Center                                                  October, 2000 (formerly Assistant
Boston, Ma  02111                                                     Secretary from October, 1997 to
                                                                      October, 2000); Secretary of the
                                                                      Stein Roe Funds since February,
                                                                      2001 (formerly Assistant Secretary
                                                                      from May, 2000 to February, 2001);
                                                                      Vice President, Assistant Secretary
                                                                      and Senior Counsel of Colonial since
                                                                      October, 1997; Vice President and
                                                                      Senior Counsel since April, 2000, and
                                                                      Assistant Secretary since December,
                                                                      1998 of LFG (formerly Associate
                                                                      Counsel, Massachusetts Financial
                                                                      Services Company from May, 1995
                                                                      to September, 1997).

Name (Age) and Address                Position with All-Star          Principal Occupation During Past Five Years
----------------------                ----------------------          -------------------------------------------
Michelle G. Azrialy (32)              Controller                      Controller of the Liberty Funds and
Liberty Funds Group                                                   of the Liberty All-Star Funds since
One Financial Center                                                  May, 2001; Vice President of LFG since
Boston, MA  02111                                                     March, 2001 (formerly Assistant Vice
                                                                      President of Fund Administration
                                                                      from September, 2000 to February,
                                                                      2001; Compliance Manager of Fund
                                                                      Administration from September, 1999
                                                                      to August, 2000) (formerly Assistant
                                                                      Treasurer, Chase Global Fund
                                                                      Services - Boston from August, 1996
                                                                      to September, 1999; Senior Accountant,
                                                                      PricewaterhouseCoopers LLP from
                                                                      June, 1991 to July, 1994).

Vicki Benjamin (39)                   Chief Accounting Officer        Chief Accounting Officer of the
Liberty Funds Group                                                   Liberty Funds, Stein Roe Funds and of the Liberty
One Financial Center                                                  All-Star Funds since June, 2001; Vice
Boston, MA  02111                                                     President of LFG since April, 2001
                                                                      (formerly Vice President, Corporate
                                                                      Audit, State Street Bank and Trust
                                                                      Company from May, 1998 to April,
                                                                      2001; Senior Audit Manager, Coopers
                                                                      & Lybrand from December, 1989 to
                                                                      May, 1998).

     Messrs.  Birnbaum,   Grinnell,  Lowry  and  Neuhauser  comprise  the  Audit
Committee of the Board of Directors.


     All-Star's Board of Directors is divided into three classes, each of which has a term of three years expiring with the annual meeting of shareholders in the third year of the term. All-Star holds annual meetings of shareholders to vote on, among other things, the election or re-election of the Directors whose terms are expiring with that meeting. The term of office of Messrs. Birnbaum and Mayer will expire upon the final adjournment of the 2002 annual meeting; the term of office of Messrs. Grinnell and Neuhauser will expire upon final adjournment of the annual meeting for the year 2003; and the term of office of Messrs. Lowry and Palombo will expire upon final adjournment of the annual meeting for the year 2004. Messrs. Lowry, Mayer, Neuhauser and Palombo are also Trustees of Liberty Funds Trusts I through VII (the "Liberty Trusts"), the umbrella trusts for an aggregate of 49 open-end funds managed by affiliates of LAMCO, nine closed-end funds managed by Colonial (the "Colonial Closed-End Funds"), Liberty Variable Investment Trust, the umbrella trust for 17 open-end funds managed by Colonial or its affiliates that serve as investment vehicles for variable annuities and variable life insurance products; Liberty Floating Rate Advantage Fund, Liberty Floating Rate Fund; Stein Roe Floating Rate Limited Liability Company, Liberty-Stein Roe Institutional Floating Rate Income
Fund and  Liberty-Stein  Roe Funds  Income Trust,   Liberty-Stein  Roe  Funds
Municipal  Trust,

Liberty-Stein  Roe  Funds Investment Trust,  Liberty-Stein
Roe Advisor Trust, Stein Roe Trust, SR&F Base Trust and Stein Roe Variable Investment Trust, the umbrella trusts for 42 open-end funds managed by Stein Roe & Farnham Incorporated, a LAMCO affiliate. All-Star's Board of Directors are also trustees of Liberty All-Star Equity Fund, another closed-end multi-managed fund managed by LAMCO.

     LAMCO or its affiliates pay the compensation of all the officers of All-Star, including the Director who is affiliated with LAMCO. Beginning January 1, 1999, the aggregate of the fees paid to the Directors by All-Star that have the same Board of Trustees as the Liberty All-Star Equity Fund, and Liberty All-Star Growth and Income Fund and hold their meetings concurrently with those of the Fund, consists of Directors fees of $125,000 per annum, assuming a minimum of four meetings are held and all meetings are attended. One-third of the retainer and the fees for concurrently held meetings was allocated among the Fund and the two other funds on a per fund basis, and the remaining two thirds was allocated among the three funds based on their net assets. Effective February 9, 2001, Liberty All-Star Growth and Income Fund was merged into another open-end fund in the Liberty Trusts and the retainer and meeting fees will be allocated between the Fund and Liberty All-Star Equity Fund. For the year ended December 31 2000, All-Star paid the independent Directors an aggregate of $25,130 in fees and expenses.

     The following table shows, for the year ended December 31, 2000, the compensation received from the Fund by each current Director, and the aggregate compensation paid to each current Director for service on the Board of Directors of the Fund and the two All-Star Funds. The Fund has no bonus, profit sharing or retirement plans.

                                                     Total Compensation from the
Name                    Aggregate Compensation         Liberty All-Star Funds
----                        from the Fund               (including the Fund)
                        ----------------------       ---------------------------

Robert J. Birnbaum           $5,002                          $25,000
John V. Carberry(1)            N/A                             N/A
James E. Grinnell            $5,002                          $25,000
Richard W. Lowry             $5,002                          $25,000
William E. Mayer             $5,002                          $25,000
John J. Neuhauser            $5,002                          $25,000
Joseph R. Palombo(2)           N/A                             N/A

(1) Resigned as Director of the Fund on August 4, 2000, and did not receive compensation because he was an affiliated Director and an employee of LFC.
(2) Does not receive compensation because he is an affiliated Director and an employee of Liberty Financial.

The following table shows, for the calendar year ended December 31, 2000, the compensation received from the Liberty Funds by the Trustees. The Liberty Funds have no bonus, profit sharing or retirement plans.

Name                                  Total Compensation from Liberty Funds
----                                  -------------------------------------

James E. Grinnell(3)                                $102,000
Richard W. Lowry                                      99,000
William E. Mayer                                     100,000
John J. Neuhauser                                    101,210
Joseph R. Palombo(4)                                   N/A

(3)  Resigned as Trustee of the Liberty Funds on December 27, 2000.
(4) Did not receive compensation because he is an affiliated Trustee of the Liberty Funds and an employee of Liberty Financial.

                         PORTFOLIO SECURITY TRANSACTIONS

     Each of All-Star's Portfolio Managers has discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the portion of All-Star's portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The Portfolio Management Agreements with All-Star provide, in substance, that, except as provided in the following paragraph, in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Manager is to seek to obtain best net price and execution for All-Star. It is expected that securities will ordinarily be purchased in the primary markets, and that, in assessing the best net price and execution available to All-Star, the Portfolio Manager will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Recognizing these factors, All-Star may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction.

     The Portfolio Management Agreements also provide that LAMCO has the right to request that transactions giving rise to brokerage commissions, in amounts to be agreed upon from time to time between LAMCO and the Portfolio Manager, be executed by brokers and dealers (to be agreed upon from time to time between LAMCO and the Portfolio Manager) which provide, directly or through third parties, research products and services to LAMCO or to All-Star. The commissions paid on such transactions may exceed the amount of commissions another broker would have charged for effecting that transaction. Research products and services made available to LAMCO through brokers and dealers executing transactions for All-Star involving brokerage commissions include performance, portfolio characteristics, investment style and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio, performance and fee and expense data; data relating to portfolio manager changes by pension plan fiduciaries; quotation equipment; and related computer hardware and software, all of which are used by LAMCO in connection with its selection and monitoring of portfolio managers (including the Portfolio Managers) for All-Star and other multi-managed clients of LAMCO, the assembly of a mix of investment styles appropriate to the investment objectives of All-Star or such other clients, and the determination of overall portfolio strategies.

     LAMCO from time to time reaches understandings with each of the Portfolio Managers as to the amount of the All-Star portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide or make available research products and services to LAMCO and the commissions to be charged to All-Star in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the markets for the types of securities managed by them and other factors.

     These research products and services are used by LAMCO in connection with its management of All-Star, Liberty All-Star Equity Fund, Liberty All-Star Equity Fund, Variable Series, and other multi-managed clients of LAMCO, regardless of the source of the brokerage commissions. In instances where LAMCO receives from broker-dealers products or services which are used both for research purposes and for administrative or other non-research purposes, LAMCO makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, based primarily on anticipated usage, and pays for the costs attributable to the non-research usage in cash.

     The Portfolio Managers are authorized to cause All-Star to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular transaction or in terms of all the client accounts (including All-Star) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

     During 1998, 1999 and 2000, All-Star paid total brokerage commissions of $159,554, $251,387 and $204,925, respectively. Approximately $55,361 of the commissions paid in 1998, and $103,707 and $37,364, respectively, of the commissions paid in 1999 and 2000 on transactions aggregating approximately $115,316,997 and $50,127,330, respectively, were paid to brokerage firms which provided or made available to All-Star's Portfolio Managers or to LAMCO research products and services as described above.

     Although All-Star does not permit a Portfolio Manager to act or have an affiliate act as broker for Fund portfolio transactions initiated by it, the Portfolio Managers are permitted to place Fund portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in compliance with Rule 17e-1 under the 1940 Act. uring 1998, 1999 and 2000 no Fund portfolio transactions were placed with any Portfolio Manager or its broker-dealer affiliate.

                             PRINCIPAL SHAREHOLDERS

     On July 16, 2001, Cede & Co. Fast, Depository Trust Company, 55 Water Street, New York, NY 10004 owned beneficially 14,437,309 shares, representing 85.21% of All-Star's then outstanding shares.

     As of July 16, 2001, all officers and Directors of All-Star as a group owned less than 1% of All-Star's outstanding shares.

                              FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP, are the independent accountants for the Fund. PricewaterhouseCoopers LLP provides audit and tax return preparation services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. Prior to September, 1999, KPMG LLP were the independent auditors for the Fund. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial statements in the Prospectus have been so included, in reliance upon the reports of PricewaterhouseCoopers LLP and KPMG LLP given on authority of said firms as experts in accounting and auditing. The Fund's Annual Report, which includes financial statements for the fiscal year ended December 31, 2000, is incorporated herein by reference with respect to all information other than the information set forth on pages 1 through 17 thereof. Any statement contained in the Fund's Annual Report that was incorporated herein shall be deemed modified or superseded for purposes of the Prospectus or this Statement of Additional Information to the extent a statement contained in the Prospectus or this Statement of Additional Information varies from such statement. Any such statement so modified or superseded shall not, except as so modified or superseded, be deemed to constitute a part of the Prospectus or this Statement of Additional Information. The Fund will furnish, without charge, a copy of its Annual Report, upon request to Liberty Asset Management Company, 600 Atlantic Avenue, Boston, Massachusetts 02110, telephone (800)542-3863.

PART C.

Other Information.

Item 24. Financial Statements and Exhibits

      (1)  Financial Statements:
                               Included in Part A:

                             Financial statements included in Part A of this registration statement: Financial Highlights

                               Included in Part B:

                             Financial statements included in Part B of this registration statement: Incorporated by reference
                             to  the  Annual   Report dated  December 31,  2000
                             (Accession  Number:  912057-01-007678),   filed
                             electronically pursuant to Section 30(b)(2) of the Investment Company Act of 1940

      (2)  Exhibits

             (a)(1)          Articles of Incorporation(1)

             (a)(2)          Articles of Amendment dated April 27, 1989(1)

             (a)(3)          Articles of Amendment dated May 31, 1991(1)

             (a)(4)          Articles of Amendment dated November 6, 1995(1)

             (b)             By-Laws(4)

             (c)             Not Applicable

             (d)(1) Form of Specimen Certificate for shares of Common Stock(1)

             (d)(2)          Form of Subscription Certificate(4)

             (d)(3)          Form of Notice of Guaranteed Delivery(4)

             (e) Automatic Dividend Reinvestment and Cash Purchase Plan Brochure(1)

             (f)             Not Applicable

             (g)(1) Management Agreement between Liberty All-Star Growth Fund, Inc. and Liberty Asset Management Company(4)

             (g)(2) Portfolio Management Agreement between Liberty All-Star Growth Fund, Inc., Liberty Asset Management Company and William Blair & Company, L.L.C.(4)

             (g)(3) Portfolio Management Agreement between Liberty All-Star Growth Fund, Inc., Liberty Asset Management Company and M.A. Weatherbie & Co., Inc.(4)

             (g)(4) Portfolio Management Agreement between Liberty All-Star Growth Fund, Inc., Liberty Asset Management Company and TCW Investment Management Company(4)

             (h)             Not Applicable

             (i)             Not Applicable

             (j)(1) Form of Custody Agreement between Liberty All-Star Growth Fund, Inc. and The Chase Manhattan Bank(1)

             (j)(2) Supplement to Custody Agreement between Liberty All-Star Growth Fund, Inc. and The Chase Manhattan Bank(1)

             (k)(1) Registrar, Transfer Agency and Service Agreement between Liberty All-Star Growth Fund, Inc. and State Street Bank & Trust Company(1)

             (k)(2) Pricing and Bookkeeping Agreement between Liberty All-Star Growth Fund, Inc. and Colonial Management Associates, Inc.(1)

             (k)(3) Form of Amendment to Pricing and Bookkeeping Agreement between Liberty All-Star Growth Fund, Inc. and Colonial Management Associates, Inc.(3)

             (k)(4) Form of Subscription Agreement between Liberty All-Star Growth Fund, Inc. and EquiServe(4)

             (k)(5)          Form of Information Agent Agreement(4)

             (l)             Opinion and Consent of Counsel(5)

             (m)             Not Applicable

             (n)(1)          Consent of Independent Accountants -
                              PricewaterhouseCoopers LLP

             (n)(2)          Consent of Independent Auditors - KPMG, LLP

             (o)             Not Applicable

             (p)             Not Applicable

             (q)             Not Applicable

             (r)             Code of Ethics of the Liberty Financial Companies
                             - filed in Part C, Item 23 of Post-Effective
                             Amendment No. 29 to the Registration Statement on Form N-1A of Liberty Funds Trust V (File Nos. 33-12109 and 811-5030), filed with the Commission on or about January 24, 2001, and is hereby incorporated and made a part of this Registration Statement

-------------------------------------------------------------------------------

Power of Attorney for: Robert J. Birnbaum, James E. Grinnell, Richard W. Lowry, William E. Mayer, John J. Neuhauser and Joseph R. Palombo(3)


---------------------------------------------------------------------------
(1) Incorporated by reference to the Registration Statement filed with the Commission via EDGAR on or about May 1, 1998.
(2) Incorporated by reference to Pre-Effective Amendment No. 1 filed with the Commission via EDGAR on or about May 26, 1998.
(3) Incorporated by reference to the Registration Statement filed with the Commission via EDGAR on or about June 27, 2001.
(4) Incorporated by reference to Pre-Effective Amendment No. 1 filed with the Commission via EDGAR on August 3, 2001.
(5) Incorporated by reference to Pre-Effective Amendment No. 2 filed with the Commission via EDGAR on August 3, 2001.


Item 25.  Marketing Arrangements

     Not Applicable.

Item 26.  Other Expenses of Issuance and Distribution

     The following table sets forth the expenses to be incurred in connection with the offering described in this Registration Statement:

     Registration fee                                    $ 5,045
     New York Stock Exchange listing fee                   5,000
     Printing                                             15,000
     Accounting fees and expenses                          5,000
     Legal fees and expenses                              50,000
     Information Agent fees and expenses                  10,000
     Subscription Agent fees and expenses                 55,000
     Miscellaneous                                         4,955
                                                       ---------
         Total                                           150,000
                                                       =========




Item 27.  Persons Controlled By or Under Common Control with Registrant


     None.

Item 28.  Number of Holders of Securities

           Number of Record Holders
            as of 8/22/01:  3,170


Item 29.  Indemnification

                 The Articles of Incorporation filed as Exhibit (a)(1) to this Registration Statement provides for indemnification to each of the Registrant's Directors and officers against all liabilities and expenses incurred in acting as Director or officer, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Directors and officers.

                 Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                 The Registrant, its advisor, Liberty Asset Management Company, and its Administrator, Colonial Management Associates, Inc. (Colonial), and their respective trustees, directors and officers are insured by a Directors and Officers/Errors and Omissions Liability insurance policy through ICI Mutual Insurance Company.



ITEM 30.  Business and Other Connections of Investment Adviser.

Liberty Asset Management Company ("LAMCO"), Liberty All-Star Growth Fund, Inc.'s Fund Manager, was organized in August 1985 and is primarily engaged in the corporate administration of and the provision of its multi-management services for Liberty All-Star Growth Fund, Inc. and Liberty All-Star Equity Fund, another multi-managed closed-end investment company. It also provides its multi-management services to Liberty All-Star Equity Fund, Variable Series, a multi-managed open-end investment company which serves as an investment vehicle for variable annuity contracts issued by affiliated insurance companies.

For a two-year business history of officers and directors of LAMCO, please refer to Form ADV of LAMCO (SEC File Number: 801-26296) and to the section of the statement of additional information (Part B) entitled "Investment Advisory and Other Services."


                                                               POSITION FORMERLY
                                                                  HELD WITHIN
                                  CURRENT POSITION               PAST TWO YEARS
                                  ----------------            ------------------

Christopher S. Carabell         Senior Vice President(LAMCO)     Vice President

Lindsay Cook                    Senior Vice President &
                                  Director (LAMCO)
                                Executive Vice President (Liberty
                                  Financial Companies, Inc. (LFC))

Fred J. Franklin                Chief Compliance Officer (LAMCO)
                                Vice President & Chief Compliance
                                  Officer (LFC)

Mark T. Haley                   Vice President (LAMCO)

J. Andrew Hilbert               Vice President, Treasurer
                                  & Director (LAMCO)
                                Treasurer, Chief Financial
                                  Officer & Senior Vice President (LFC)

William R. Parmentier           President, Chief Exec.
                                  Officer & Chief
                                  Investment Officer (LAMCO)

Frederick J. Turcotte           Vice President & Secretary (LAMCO)
                                Vice President (LFC)


Item 31.      Location of Accounts and Records:

              Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b), and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at One Financial Center, Boston, MA 02111. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's transfer agent or custodian.

Item 32.      Management Services

              None

Item 33.      Undertakings


              (1) The Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the Registration Statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

              (2)  Not applicable.

              (3)  Not applicable.

              (4)  Not applicable.

              (5) Registrant undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

                   Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

              (6) Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

                             SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement on Form N-2 to be signed on
its  behalf  by the undersigned,   thereunto  duly  authorized,  in  the  City
of Boston and the Commonwealth of Massachusetts on the 23rd day of August, 2001.

                                      LIBERTY ALL-STAR GROWTH FUND, INC.


                                             /s/ WILLIAM R. PARMENTIER, JR.
                                       By:   ------------------------------
                                             /s/ William R. Parmentier, Jr.
                                                 President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities and on the date indicated.

SIGNATURES                              TITLE                 DATE
----------                              -----                 ----




/s/WILLIAM R. PARMENTIER, JR.       President (chief          August 23, 2001
-----------------------------       executive officer)
/s/William R. Parmentier, Jr.


/s/J. KEVIN CONNAUGHTON             Treasurer and Principal   August 23, 2001
-----------------------              Financial Officer
/s/J. Kevin Connaughton

ROBERT R. BIRNBAUM*     Director
------------------
Robert R. Birnbaum


JAMES E. GRINNELL*      Director
---------------------
James E. Grinnell


RICHARD W. LOWRY*      Director                       */s/ WILLIAM J. BALLOU
-----------------                                      ----------------------
Richard W. Lowry                                           William J. Ballou
                                                           Attorney-in-fact
                                                           For each Director
                                                           August 23, 2001

WILLIAM E. MAYER*      Director
-----------------
William E. Mayer


JOHN J. NEUHAUSER*     Director
------------------
John J. Neuhauser


JOSEPH R. PALOMBO*     Director
------------------
Joseph R. Palombo

            INDEX OF EXHIBITS FILED WITH THIS AMENDMENT

Exhibit
Number    Exhibit
--------  --------------------------------------------------

(n)(1)    Consent of Independent Accountants -
           PricewaterhouseCoopers LLP
(n)(2)    Consent of Independent Auditors - KPMG, LLP